Exhibit 10.1
                                                  Sale and Servicing Agreement



                                                           [EXECUTION COPY]









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                               SALE AND SERVICING

                                    AGREEMENT

                                      among

                      CPS AUTO RECEIVABLES TRUST 1997-3, as
                                     Issuer,

                            CPS RECEIVABLES CORP., as
                                     Seller,

                      CONSUMER PORTFOLIO SERVICES, INC., as
                                    Servicer

                                       and

                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as
                          Standby Servicer and Trustee

                           Dated as of August 1, 1997

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         SALE AND SERVICING AGREEMENT dated as of August 1, 1997, among CPS AUTO
RECEIVABLES TRUST 1997-3, a Delaware business trust (the "Issuer"), CPS RECEIVABLES CORP., a California corporation (the "Seller"), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as Standby Servicer and Trustee.

         WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts acquired by Consumer Portfolio Services, Inc. or Samco Acceptance Corp. through motor vehicle dealers and independent finance companies;

         WHEREAS the Seller has purchased such receivables from Consumer Portfolio Services, Inc. and Samco Acceptance Corp. and is willing to sell such receivables to the Issuer;

         WHEREAS the Issuer desires to purchase additional receivables arising in connection with motor vehicle retail installment sale contracts to be acquired by Consumer Portfolio Services, Inc. or Samco Acceptance Corp. through motor vehicle dealers and independent finance companies;

         WHEREAS  the  Seller  has   agreements  to  purchase  such   additional
receivables from Consumer Portfolio Services, Inc. and from Samco Acceptance Corp. and is willing to sell such receivables to the Issuer;

         WHEREAS the Servicer is willing to service all such receivables;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION  1.1.  Definitions.   Whenever  used  in  this  Agreement,  the
following words and phrases shall have the following meanings:

         "Accountants' Report" means the report of a firm of nationally recognized independent accountants described in Section 4.11.

         "Addition Notice" means, with respect to any transfer of Subsequent Receivables to the Trust pursuant to Section 2.2 of this Agreement, notice of the Seller's election to transfer Subsequent Receivables to the Trust, such notice to designate the related Subsequent Transfer Date and the approximate principal

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amount of Subsequent  Receivables to be transferred on such Subsequent  Transfer
Date.

         "Administrative Receivable" means, with respect to any Collection Period, a Receivable which the Servicer is required to purchase pursuant to
Section 4.7 with respect to such Collection Period.

         "Affiliate" of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition, the term "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling", "controlled by" and "under common control with" have meanings correlative to the foregoing.

         "Aggregate Principal Balance" means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the related Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the related Collection Period) as of the date of determination.

         "Agreement" means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

         "Amount Financed" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

         "Assumed Reinvestment Rate" means 2.50% per annum.

         "Assumption Date" shall have the meaning specified in Section 10.3(a).

         "Bank of America" means Bank of America Trust and Savings Association and its successors.

         "Basic Documents" means this Agreement, the Certificate of Trust, the Trust Agreement, the Indenture, each Purchase

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Agreement,  each  Subsequent  Purchase  Agreement,  the  Master  Spread  Account
Agreement,   the  Spread  Account  Supplement  the  Insurance   Agreement,   the
Indemnification Agreement, and other documents and certificates delivered in connection therewith.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York, the State in which the Corporate Trust Office is located, the State in which the executive offices of the Servicer are located or the State in which the principal place of business of the Note Insurer is located shall be authorized or obligated by law, executive order, or governmental decree to be closed.

         "Certificate" has the meaning assigned to such term in the Trust Agreement.

         "Certificate Balance" has the meaning assigned to such term in the Trust Agreement.

         "Certificate Pool Factor" as of the close of business on any Payment Date means a seven-digit decimal figure equal to the outstanding principal amount of the Certificates divided by the original outstanding principal amount of the Certificates.

         "Certificate Prepayment Amount" means, as of the Payment Date on or immediately following the last day of the Funding Period, after giving effect to any transfer of Subsequent Receivables on such date, an amount equal to the Certificateholders' pro rata share (based on the respective then-current outstanding principal balance of each Class of Notes and the Certificates) of the Pre-Funded Amount on such Payment Date (after giving effect to any application thereof to acquire Subsequent Receivables on such Payment Date).

         "Certificateholder" has the meaning assigned to such term in the Trust Agreement.

         "Certificateholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Certificateholders' Interest Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Certificate Distribution Account on such preceding Payment Date on account of the Certificateholders' Interest Distributable
Amount, plus interest on the amount of interest due but not paid to Certificateholders on the preceding Payment Date, to the extent permitted by law, at the Pass-Through Rate from such preceding Payment Date to but excluding the current Payment Date.

         "Certificateholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the

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Certificateholders'  Monthly Interest Distributable Amount for such Payment Date and the Certificateholders' Interest Carryover Shortfall for such Payment Date.

         "Certificateholders' Monthly Interest Distributable Amount" means, (a) for the first Payment Date, an amount equal to the product of (i) the Pass-Through Rate, (ii) the initial principal balance of the Certificates and
(iii) a fraction, the numerator of which is the actual number of days elapsed from and including the Closing Date to but excluding such first Payment Date, and the denominator of which is 360 and (b) for any Payment Date after the first Payment Date, an amount equal to the product of (i) one-twelfth of the Pass-Through Rate and (ii) the principal balance of the Certificates as of the close of the preceding Payment Date (after giving effect to all distributions on account of principal on such preceding Payment Date).

         "Certificateholders' Monthly Principal Distributable Amount" means, with respect to any Payment Date, the Certificateholders' Percentage of the Principal Distributable Amount.

         "Certificateholders' Percentage" will (a) on any Payment Date prior to the Payment Date on which the principal amount of the Class A-2 Notes is reduced to zero, be 2.5%, (b) on the Payment Date on which the principal amount of the Class A-2 Notes is reduced to zero and each Payment Date thereafter until the principal amount of the Certificates is reduced to zero, be the percentage equivalent of a fraction, the numerator of which is the principal amount of the Certificates immediately prior to such Payment Date, and the denominator of which is the Principal Distributable Amount.

         "Certificateholders' Principal Carryover Shortfall" means, with respect to any Payment Date, the excess of the Certificateholders' Principal Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Certificate Distribution Account on such preceding Payment Date on account of the Certificateholders' Principal Distributable Amount.

         "Certificateholders' Principal Distributable Amount" means, with respect to any Payment Date, (other than the Final Scheduled Payment Date), the sum of the Certificateholders' Monthly Principal Distributable Amount for such Payment Date and the Certificateholders' Principal Carryover Shortfall for such Payment Date. The Certificateholders' Principal Distributable Amount of the Final Scheduled Payment Date will equal the outstanding principal amount of the Certificates.

         "Class" means the Class A-1 Notes, the Class A-2 Notes or the Class B Notes as the context requires.

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         "Class  A  Noteholders'  Interest  Distributable  Amount"  means,  with respect to any Payment Date, the sum of (i) the Class A-1 Noteholders' Interest Distributable Amount and (ii) the Class A- 2 Noteholders' Interest Distributable Amount.

         "Class A Noteholders' Monthly Principal Distributable Amount" means, with respect to any Payment Date, the Class A Noteholders' Percentage of the Principal Distributable Amount.

         "Class A Noteholders' Percentage" will (a) on any Payment Date on or prior to the Target Payment Date, be 95%, (b) on any Payment Date after the Target Payment Date but prior to the Payment Date on which the principal amount of the Class A-2 Notes is reduced to zero, be 91%, (c) on the Payment Date on which the principal amount of the Class A-2 Notes is reduced to zero, be the percentage equivalent of a fraction, the numerator of which is the principal amount of the Class A-2 Notes immediately prior to such Payment Date, and the denominator of which is the sum of the then outstanding principal amount of the Notes and the Certificates and (d) on any other Payment Date, be 0%.

         "Class A Noteholders' Principal Carryover Shortfall" means, with respect to any Payment Date, the excess of the Class A Noteholders' Principal Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Note Distribution Account on such Payment Date on account of the Class A Noteholders' Principal Distributable Amount.

         "Class A Noteholders' Principal Distributable Amount" means, with respect to any Payment Date, (other than the Final Scheduled Payment Date for any Class of Class A Notes), the sum of the Class A Noteholders' Monthly
Principal Distributable Amount for such Payment Date and the Noteholders' Principal Carryover Shortfall for such Payment Date. The Class A Noteholders' Principal Distributable Amount on the Final Scheduled Payment Date for any Class of Class A Notes will equal the outstanding principal amount of such Class of Class A Notes.

         "Class A Notes" means the Class A-1 Notes and the Class A-2 Notes.

         "Class A Target Amount" means, with respect to any Payment Date, an amount equal to 90% of the Aggregate Principal Balance of the Receivables as of such Payment Date after giving effect to all payments of principal on the Receivables received during the related Collection Period.

         "Class A-1 Interest Rate" means 6.10% per annum.

         "Class A-1 Noteholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Class A-1

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Noteholders'  Interest  Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Note Distribution Account on such preceding Payment Date on account of the Class A-1 Noteholders' Interest Distributable Amount, plus interest on the amount of interest due but not paid to Class A-1 Noteholders on the preceding Payment Date, to the extent permitted by law, at the Class A-1 Interest Rate from such preceding Payment Date to but excluding the current Payment Date.

         "Class A-1 Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-1 Noteholders' Monthly Interest Distributable Amount for such Payment Date and the Class A-1 Noteholders' Interest Carryover
Shortfall for such Payment Date.

         "Class A-1 Noteholders' Monthly Interest  Distributable  Amount" means,
(a) for the first Payment Date, an amount equal to the product of (i) the Class A-1 Interest Rate, (ii) the initial principal balance of the Class A-1 Notes and
(iii) a fraction, the numerator of which is the actual number of days elapsed from and including the Closing Date to but excluding such first Payment Date, and the denominator of which is 360 and (b) for any Payment Date after the first Payment Date, an amount equal to the product of (i) one-twelfth of the Class A-1 Interest Rate and (ii) the principal balance of the Class A-1 Notes as of the close of the preceding Payment Date (after giving effect to all distributions on account of principal on such preceding Payment Date).

         "Class A-1 Notes" has the meaning assigned to such term in the Indenture.

         "Class A-1 Prepayment Amount" means, as of the Payment Date on or immediately following the last day of the Funding Period, after giving effect to any transfer of Subsequent Receivables on such date, an amount equal to the Class A-1 Noteholders' pro rata share (based on the respective then-current outstanding principal balance of each Class of Notes and the Certificates) of the Pre-Funded Amount on such Payment Date (after giving effect to any application thereof to acquire Subsequent Receivables on such Payment Date).

         "Class A-2 Interest Rate" means 6.38% per annum.

         "Class A-2 Noteholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Class A-2 Noteholders' Interest Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Note Distribution Account on such preceding Payment Date on account of the Class A-2 Noteholders' Interest Distributable Amount, plus interest on the amount of interest due but not paid

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to Class A-2 Noteholders on the preceding  Payment Date, to the extent permitted by law, at the Class A-2 Interest Rate from such preceding Payment Date to but excluding the current Payment Date.

         "Class A-2 Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class A-2 Noteholders' Monthly Interest Distributable Amount for such Payment Date and the Class A-2 Noteholders' Interest Carryover
Shortfall for such Payment Date.

         "Class A-2 Noteholders' Monthly Interest  Distributable  Amount" means,
(a) for the first Payment Date, an amount equal to the product of (i) the Class A-2 Interest Rate, (ii) the initial principal balance of the Class A-2 Notes and
(iii) a fraction, the numerator of which is the actual number of days elapsed from and including the Closing Date to but excluding such first Payment Date, and the denominator of which is 360 and (b) for any Payment Date after the first Payment Date, an amount equal to the product of (i) one-twelfth of the Class A-2 Interest Rate and (ii) the principal balance of the Class A-2 Notes as of the close of the preceding Payment Date (after giving effect to all distributions on account of principal on such preceding Payment Date).

         "Class A-2 Notes" has the meaning assigned to such term in the Indenture.

         "Class A-2 Prepayment Amount" means, as of the Payment Date on or immediately following the last day of the Funding Period, after giving effect to any transfer of Subsequent Receivables on such date, an amount equal to the Class A-2 Noteholders' pro rata share (based on the respective then-current outstanding principal balance of each Class of Notes and the Certificates) of the Pre-Funded Amount on such Payment Date (after giving effect to any application thereof to acquire Subsequent Receivables on such Payment Date).

         "Class B  Deficiency"  shall  have the  meaning  specified  in  Section
5.5(c).

         "Class B Interest Rate" means 10.65% per annum.

         "Class B Noteholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Class B Noteholders' Interest Distributable Amount for the preceding Payment Date, over the amount that was actually deposited in the Note Distribution Account on such preceding Payment Date on account of the Class B Noteholders' Interest Distributable Amount, plus interest on the amount of interest due but not paid to Class B Noteholders on the preceding Payment Date, to the

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extent  permitted  by law,  at the Class B  Interest  Rate  from such  preceding
Payment Date to but excluding the current Payment Date.

         "Class B Noteholders' Interest Distributable Amount" means, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Interest Distributable Amount for such Payment Date and the Class B Noteholders' Interest Carryover
Shortfall for such Payment Date.

         "Class B Noteholders' Monthly Interest Distributable Amount" means,(a) for the first Payment Date, an amount equal to the product of (i) the Class B Interest Rate, (ii) the initial principal balance of the Class B Notes and (iii) a fraction, the numerator of which is the actual number of days elapsed from and including the Closing Date to but excluding such first Payment Date, and the denominator of which is 360 and (b) for any Payment Date after the first Payment Date, an amount equal to the product of (i) one-twelfth of the Class B Interest Rate and (ii) the principal balance of the Class B Notes as of the close of the preceding Payment Date (after giving effect to all distributions on account of principal on such preceding Payment Date).

         "Class B Noteholders' Monthly Principal Distributable Amount" means, with respect to any Payment Date, the Class B Noteholders' Percentage of the Principal Distributable Amount.

         "Class B Noteholders' Percentage" will (a) on any Payment Date prior to the Payment Date on which the principal amount of the Class A-2 Notes is reduced to zero, be 2.5%, (b) on the Payment Date on which the principal amount of the Class A-2 Notes is reduced to zero and each Payment Date thereafter until the principal amount of the Class B Notes is reduced to zero, be the percentage equivalent of a fraction, the numerator of which is the principal amount of the Class B Notes immediately prior to such Payment Date, and the denominator of which is the sum of the then outstanding principal amount of the Notes and the Certificates.

         "Class B Prepayment Amount" means, as of the Payment Date on or immediately following the last day of the Funding Period, after giving effect to any transfer of Subsequent Receivables on such date, an amount equal to the Class B Noteholders' pro rata share (based on the respective then-current outstanding principal balance of each Class of Notes and the Certificates) of the Pre-Funded Amount on such Payment Date (after giving effect to any application thereof to acquire Subsequent Receivables on such Payment Date).

         "Class B Noteholders' Principal Carryover Shortfall" means, with respect to any Payment Date, the excess of the Class B Noteholders' Principal Distributable Amount for the preceding

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Payment Date over the amount that was actually  paid to the Class B  Noteholders on such preceding Payment Date on account of the Class B Principal Distributable Amount.

         "Class B Noteholders' Principal Distributable Amount" means, with respect to any Payment Date, (other than the Final Scheduled Payment Date), the sum of the Class B Noteholders' Monthly Principal Distributable Amount for such Payment Date and the Class B Noteholders' Principal Carryover Shortfall for such close of the preceding Payment Date. The Class B Noteholders' Principal Distributable Amount on the Final Scheduled Payment Date will equal the outstanding principal amount of the Class B Notes.

         "Class B Notes" has the meaning assigned to such term in the Indenture.

         "Closing Date" means August 19, 1997.

         "Code" shall have the meaning specified in Section 3.2.

         "Collateral Agent" means Norwest Bank Minnesota, National Association, in its capacity as Collateral Agent under the Master Spread Account Agreement.

         "Collateral Agent Fee" means the fee payable to the Collateral Agent on each Payment Date in an amount equal to one-twelfth of 0.01% of the aggregate outstanding principal amount of the Securities on the last day of the second preceding Collection Period; provided, however, that on the first Payment Date the Trustee will be entitled to receive an amount equal to the product of (i) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the Payment Date and the denominator of which is 360, (ii) 0.01% and (iii) the aggregate outstanding principal amount of the Securities as of the Closing Date.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1.

         "Collection Period" means, with respect to the first Payment Date, the period beginning on the close of business on the Initial Cutoff Date and ending on the close of business on August 31, 1997. With respect to each subsequent Payment Date, the preceding calendar month. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day:
(i) all applications of collections, and (ii) all distributions.


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         "Confidential  Information"  means,  in  relation  to any  Person,  any written information delivered or made available by or on behalf of CPS or the Seller to such Person in connection with or pursuant to this Agreement or the transactions contemplated hereby which is proprietary in nature and clearly marked or identified as being confidential information, other than information
(i) which was publicly known, or otherwise known to such Person, at the time of disclosure (except pursuant to disclosure in connection with this Agreement),
(ii) which subsequently becomes publicly known through no act or omission by such Person, or (iii) which otherwise becomes known to such Person other than through disclosure by CPS or the Seller.

         "Contract" means a motor vehicle retail installment sale contract.

         "Controlling   Party"  shall  be  determined  in  accordance  with  the
provisions of Section 13.15.

         "Corporate Trust Office" means (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is 1011 Centre Street, Suite 200, Wilmington, Delaware 19805-1266 with a copy to Bankers Trust Company, 4 Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust and Agency Division, and (ii) with respect to the Trustee and the Collateral Agent, the principal corporate trust office of the Trustee, which at the time of execution of this agreement is Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070.

         "CPS" means Consumer Portfolio Services, Inc. a California corporation and its successors.

         "CPS Purchase Agreement" means the Purchase Agreement dated as of August 1, 1997 by and between the Seller and CPS, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, relating to the purchase of the CPS Receivables by the Seller from CPS.

         "CPS Receivables" means a Receivable purchased by the Seller from CPS.

         "Cram Down Loss" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Payments to be made on a Receivable, an amount equal to such reduction in Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Payments as so

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modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date such order is entered.

         "Cutoff Date" means the Initial Cutoff Date and/or the applicable Subsequent Cutoff Date, as the context may require.

         "Dealer" means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to CPS, who in turn sold such Receivable to the Seller.

         "Deficiency Claim Amount" shall have the meaning set forth in Section 5.5(a).

         "Deficiency Claim Date" means, with respect to any Payment Date, the fourth Business Day immediately preceding such Payment Date.

         "Deficiency Notice" shall have the meaning set forth in Section 5.5(a).

         "Delegation Notice" shall have the meaning specified in Section 9.5.

         "Delivery" when used with respect to Trust Account Property means:

         (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9- 105(l)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in
Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing,
"Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

         (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian folds such Trust Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

         (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian.

         "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

         "Determination Date" means the earlier of (i) the seventh Business Day of each calendar month and (ii) the fifth Business Day preceding the related Payment Date.

         "Draw Date" means with respect to any Payment Date, the third Business Day immediately preceding such Payment Date.

         "Eligible Account" means (i) a segregated trust account that is maintained with a depository institution acceptable to the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing), or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "A-1" by Standard & Poor's and "P-1" by Moody's and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Note Insurer.

         "Eligible   Investments"   mean   book-entry   securities,   negotiable
instruments or securities represented by instruments in bearer or registered form which evidence:

         (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

         (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall be rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

         (c) commercial paper that, at the time of the investment or contractual commitment to invest therein, is rated "A-1+" by Standard & Poor's and "P-1" by Moody's;

         (d) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

         (e) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to the full and timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or (ii) a depository institution or trust company whose commercial paper or other short term unsecured debt obligations are rated "A-1+" by Standard & Poor's and "P-1" by Moody's and long term unsecured debt obligations are rated "AAA" by Standard & Poor's and "Aaa" by Moody's;

         (f) with the prior written consent of the Note Insurer, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

         (g) any other investment as may be acceptable to the Note Insurer, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Trustee by the Note Insurer.

         Any of the foregoing Eligible Investments may be purchased by or through the Owner Trustee or the Trustee or any of their respective Affiliates.

         "ERISA" shall have the meaning specified in Section 3.2.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "Final Scheduled Payment Date" means, with respect to each Class of Notes and the Certificates, the December 2002 Payment Date.

         "Financed Vehicle" means a new or used automobile,  light truck, van or
minivan,   together  with  all   accessions   thereto,   securing  an  Obligor's
indebtedness under a Receivable.

         "Funding Period" means the period beginning on and including the Closing Date and ending on the first to occur of (a) the first date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on such date) is less than $100,000, (b) the date on which an Event of Default or a Servicer Termination Event occurs, (c) the date on which an Insolvency Event occurs with respect to the Seller and (d) October 15, 1997.

         "Indenture" means the Indenture dated as of August 1, 1997, between the Issuer and Norwest Bank Minnesota, National Association, as Trustee, as the same may be amended and supplemented from time to time.

         "Initial Cutoff Date" means July 31, 1997.

         "Initial Receivables" means any Receivable conveyed to the Trust on the Closing Date.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insurance Agreement" means the Insurance and Indemnity Agreement among the Trust, CPS, the Seller, and the Note Insurer, dated as of August 1, 1997, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Insurance Agreement Event of Default" means an "Event of Default" as defined in the Insurance Agreement.

         "Insurance Policy" means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

         "Insurer Default" shall mean any one of the following events shall have occurred and be continuing:

                  (i) the Note Insurer fails to make a payment required under the Policy in accordance with its terms;

                  (ii) the Note Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York Department of Insurance Code or similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors or (C) has an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

                  (iii) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Note Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Note Insurer (or the taking of possession of all or any material portion of the property of the Note Insurer).

         "Interest Period" means, with respect to any Payment Date, the period from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date on which interest has been paid to but excluding such Payment Date.

         "Interest Rate" means the Class A-1 Interest Rate, the Class A-2 Interest Rate or the Class B Interest Rate, as applicable.

         "Interest Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.2.

         "Interest   Reserve  Account  Initial   Deposit"  means   $1,038,063.19
deposited on the Closing Date.

         "Investment Earnings" means, with respect to any Payment Date and Trust Account, the investment earnings on amounts on deposit in such Trust Account on such Payment Date.

         "Issuer" means CPS Auto Receivables Trust 1997-3.

         "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law.

         "Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the obligor, the term "Lien certificate" shall mean only a certificate or notification issued to a secured party.

         "Liquidated Receivable" means any Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) for which the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession or (iii) as to which an Obligor has failed to make more than 90% of a Scheduled Payment of more than ten dollars for 120 or more days as of the end of a Collection Period or (iv) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such Receivable.

         "Lockbox Account" means an account maintained on behalf of the Trustee by the Lockbox Bank pursuant to Section 4.2(c).

         "Lockbox Agreement" means the Tri-Party Remittance Processing Agreement, dated as of August 1, 1997, by and among the Lockbox Processor, the Servicer and the Trustee, as such agreement may be amended or supplemented from time to time, unless the Trustee shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event "Lockbox Agreement" shall mean such other agreement, in form and substance acceptable to the Controlling Party, among the Servicer, the Trustee and the Lockbox Processor.

         "Lockbox Bank" means as of any date a depository institution named by the Servicer and acceptable to the Controlling Party at which the Lockbox Account is established and maintained as of such date.

         "Lockbox Processor" means Bank of America and its successors and assigns.

         "Mandatory Redemption Date" means the earlier of (i) the Payment Date in October 1997, and (ii) if the last day of the Funding Period occurs on or prior to the Determination Date in October 1997, then on the first Payment Date after the Funding Period ends.

         "Master Spread Account Agreement" means the Master Spread Account Agreement dated as of August 1, 1997 among the Note Insurer, the Seller and the Collateral Agent, as the same may be modified, supplemented or otherwise amended in accordance with the terms thereof.

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Net Liquidation Proceeds" means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the Spread Account and drawings under the Note Policy) net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

         "Note" shall have the meaning provided in Section 1.1 of the Indenture.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1.

         "Note Insurer" means Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, or its successors in interest.

         "Note Policy" means the Financial Guaranty Insurance Policy No. 50618-N issued by the Note Insurer for the benefit of the Holders of the Class A Notes issued under the Indenture, including any endorsements thereto.

         "Note Policy Claim Amount" means, with respect to a Payment Date, the sum of: (I) the lesser of (i) the amount required to be distributed pursuant to
Section 5.7(b)(v), and (ii) the excess of the sum of the amounts required to be distributed pursuant to Section 5.7(b)(i) through (v) over the sum of the Total Distribution Amount and the amount distributed (or available to be distributed pursuant to the Master Spread Account Agreement) in respect of the Deficiency Claim Amount, plus (II) the lesser of (i) the amount required to be distributed pursuant to Section 5.7(b)(vii), and (ii) the excess of the sum of the amounts required to be distributed pursuant to Section 5.7(b)(i) through (vii) over the sum of the Total Distribution Amount and the amount distributed (or available to be distributed pursuant to the Master Spread Account Agreement) in respect of the Deficiency Claim Amount.

         "Note Pool Factor" for each Class of Notes as of the close of business on any Payment Date means a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes divided by the original outstanding principal amount of such Class of Notes.

         "Note Prepayment Amount" means, as of the Payment Date on or immediately following the last day of the Funding Period, after giving effect to any transfer of Subsequent Receivables on such date, an amount equal to the Noteholders' pro rata share (based on the respective current outstanding principal balance of each Class of Notes and the Certificates) of the Pre-Funded Amount as of such Payment Date; provided, that if the aggregate remaining amount in the Pre-Funding Account is $100,000 or less, such amount will be applied exclusively to reduce the outstanding principal balance of the Class of Notes then entitled to receive distributions of principal.

         "Notes" means the Class A Notes and the Class B Notes.

         "Objection Date" shall have the meaning specified in Section 9.5.

         "Objection Notice" shall have the meaning specified in Section 9.5.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

         "Officers' Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, any vice president, the treasurer, the controller or assistant treasurer or any assistant controller, secretary or assistant secretary of CPS, the Seller or the Servicer, as appropriate.

         "Opinion of Counsel" means a written opinion of counsel who may but need not be counsel to the Seller or the Servicer, which counsel shall be reasonably acceptable to the Trustee and the Note Insurer and which opinion shall be acceptable in form and substance to the Trustee and, if such opinion or a copy thereof is required by the provisions of this Agreement to be delivered to the Note Insurer, to the Note Insurer.

         "Original Pool Balance" means the sum, as of any date, of the Pool Balance as of the Initial Cutoff Date, plus the aggregate Principal Balance of the Subsequent Receivables, if any, sold to the Trust, as of their respective Subsequent Cutoff Dates.

         "Other Conveyed Property" means all property conveyed by the Seller to the Trust pursuant to Section 2.1(b) through (h) of this Agreement and all property described in Section 2.2(a)(ii) through (viii) of this Agreement which is conveyed by the Seller to the Trust pursuant to a Subsequent Transfer Agreement.

         "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

         "Owner Trustee" means Bankers Trust (Delaware), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

         "Pass-Through Rate" means 10.65% per annum.

         "Payment Date" means, with respect to each Collection Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on September 15, 1997.

         "Person" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

         "Pool Balance" means, as of any date of determination, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables).

         "Post-Office Box" means the separate post-office box in the name of the Trustee for the benefit of the Securityholders and the Note Insurer, established and maintained pursuant to Section 4.1.

         "Preference Claim" shall have the meaning specified in Section 6.2(b).

         "Pre-Funded Amount" means, with respect to any Payment Date, the amount on deposit in the Pre-Funding Account, (exclusive of Pre-Funding Earnings) which initially shall be $27,084,817.

         "Pre-Funding Account" has the meaning specified in Section 5.1.

         "Pre-Funding Earnings" means any Investment Earnings on amounts on deposit in the Pre-Funding Account.

         "Prepayment Amount" means the amount deposited in the Collection Account from the Pre-Funding Account on the Mandatory Redemption Date pursuant to Section 5.7(a)(ii) hereof.

         "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period means the Amount Financed minus the sum of the following amounts without duplication: (i) in the case of a Rule of 78's Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the actuarial or constant yield method;
(ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (iii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iv) any Cram Down Loss in respect of such Receivable; and (v) any prepayment in full or any partial prepayment applied to reduce the Principal Balance of the Receivable.

         "Principal Distributable Amount" means, with respect to any Payment Date, the sum of (i) the principal portion of all Scheduled Payments received during the preceding Collection Period on Rule of 78's Receivables (excluding Net Liquidation Proceeds) and all payments of principal received on Simple Interest Receivables during such preceding Collection Period; (ii) the principal portion of all prepayments in full received during the preceding Collection Period (including prepayments in full resulting from collections with respect to a Receivable received during the preceding Collection Period (without duplication of amounts included in clause (i) above and clause (iv) below);
(iii)  the  portion  of the  Purchase  Amount  allocable  to  principal  of each
Receivable that became a Purchased Receivable as of the last day of the preceding Collection Period and, at the option of the Note Insurer the Principal Balance of each Receivable that was required to be but was not so purchased or repurchased (without duplication of amounts referred to in clauses (i) and (ii) above); (iv) the Principal Balance of each Receivable that first became a Liquidated Receivable during the preceding Collection Period (without duplication of the amounts included in clauses (i) and (ii) above); and (v) the aggregate amount of Cram Down Losses with respect to the Receivables that have occurred during the preceding Collection Period (without duplication of amounts referred to in clauses (i) through (iv) above); and (vi) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Trustee or Controlling Party for distribution pursuant to Section 5.7 hereof.

         "Program" shall have the meaning specified in Section 4.11.

         "Purchase Agreement" means the CPS Purchase Agreement and/or the Samco Purchase Agreement.

         "Purchase  Amount" means,  with respect to a Receivable,  the Principal
Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section  4.7 or  repurchased  by the Seller or CPS  pursuant  to Section  3.2 or
Section 11.1(a).

         "Rating Agency" means each of Moody's and Standard & Poor's, and any successors thereof. If no such organization or successor maintains a rating on the Securities, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing), notice of which designation shall be given to the Trustee, the Owner Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 3 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Note Insurer, the Owner Trustee and the Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Notes or the Certificates.

         "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

         "Receivable" means each retail installment sale contract for a Financed Vehicle listed on Schedule A (which Schedule A may be in the form of microfiche) and all rights and obligations thereunder except for Receivables that shall have become

Purchased Receivables, as such Schedule shall be amended to reflect the transfer of Subsequent Receivables to the Trust.

         "Receivable Files" means the documents specified in Section 3.3.

         "Record Date" means, with respect to any Payment Date, the tenth day of the calendar month in which such Payment Date occurs.

         "Registrar  of  Titles"   means,   with  respect  to  any  state,   the
governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

         "Requisite Reserve Amount" means as of the Initial Closing Date $1,038,063.19 and as of any Payment Date thereafter during the Funding Period an amount equal to the difference between: (a) the product of (i) the weighted average of the Interest Rates and the Pass-Through Rate for each Class of Notes and the Certificates (based on the outstanding principal amount of each Class of Notes and the Certificates) divided by 360, (ii) the Pre-Funded Amount on such date and (iii) the number of days until the October 15, 1997 Payment Date and
(b) the product of (i) the Assumed Reinvestment Rate divided by 360, (ii) the Pre-Funded Amount on such date and (iii) the number of days until the October 15, 1997 Payment Date. On the October 15, 1997 Payment Date, the Requisite Reserve Amount will be $0.


         "Rule of 78's Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related retail installment sale contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the method commonly referred to as the "Rule of 78's" method or the "sum of the months' digits" method or any equivalent method.

         "Samco" means Samco Acceptance Corp., a subsidiary of CPS.

         "Samco Purchase Agreement" means the Purchase Agreement, dated as of August 1, 1997 by and between Samco and the Seller, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, relating to the purchase of the Samco Receivables by the Seller from Samco.

         "Samco Receivables" means a Receivable purchased by the Seller from Samco.

         "Schedule of Receivables" means the schedule of all retail installment sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A, as amended from time to time.

         "Scheduled Payment" means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 4.2 or any rescheduling of payments in any insolvency or similar proceedings).

         "Securities" means the Notes and the Certificates.

         "Security Majority" means a majority by principal amount of the Noteholders so long as the Notes are outstanding and a majority by Certificate Balance of the Certificateholders thereafter.

         "Securityholders" means the Noteholders and the Certificateholders.

         "Seller" means CPS Receivables Corp., a California corporation, and its successors in interest to the extent permitted hereunder.

         "Series 1997-3 Spread Account" means the account designated as such, established and maintained pursuant to the Spread Account Supplement.

         "Servicer" means Consumer Portfolio Services, Inc., as the servicer of the Receivables, and each successor Servicer pursuant to Section 10.3.

         "Servicer Termination Event" means an event specified in Section 10.1.

         "Servicer's Certificate" means a certificate completed and executed by a Servicing Officer and delivered pursuant to Section 4.9, substantially in the form of Exhibit B.

         "Servicing Assumption Agreement" means the Servicing Assumption Agreement, dated as of August 1, 1997 among CPS, the Standby Servicer and the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

         "Servicing Fee" has the meaning specified in Section 4.8.

         "Servicing Fee Rate" shall be 2.00% per annum, payable monthly, provided, however, that if the Standby Servicer becomes the successor Servicer, the "Servicing Rate" shall be equal to a percentage per annum determined pursuant to the Servicing Assumption Agreement not to exceed 3.00% per annum.

         "Servicing Officer" means any Person whose name appears on a list of Servicing Officers delivered to the Trustee and the Note Insurer, as the same may be amended from time to time.

         "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

         "Simple Interest Receivable" means a Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple interest Method.

         "Specified Spread Account Requisite Amount" has the meaning specified in the Spread Account Supplement.

         "Spread Account Supplement" means the Series 1997-3 Supplement to the Master Spread Account Agreement dated as of August 1, 1997 among the Note Insurer, the Seller and the Collateral Agent, as the same may be modified, supplemented or otherwise amended in accordance with the terms thereof.

         "Standard & Poor's" means Standard & Poor's Ratings Services, or its successor.

         "Standby Fee" means the fee payable to the Standby Servicer so long as CPS is the Servicer, on each Payment Date in an amount equal to one-twelfth of 0.06% of the aggregate outstanding principal amount of the Securities on the last day of the second preceding Collection Period; provided, however, that on the first Payment Date the Trustee will be entitled to receive an amount equal to the product of (i) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the first Payment Date and the denominator of which is 360, (ii) 0.06% and (iii) the aggregate outstanding principal amount of the Securities as of the Closing Date.

         "Standby Servicer" means Norwest Bank Minnesota, National Association, in its capacity as Standby Servicer pursuant to the terms of the Servicing Assumption Agreement or such Person as shall have been appointed Standby Servicer pursuant to Section 9.2(c).

         "Subsequent Cutoff Date" means (i) the last day of the month preceding the month in which particular Subsequent Receivables are conveyed to the Trust pursuant to this Agreement or (ii) if any such Subsequent Receivable is originated in the month of the related Subsequent Transfer Date, the date of origination.

         "Subsequent Purchase Agreement" means an agreement by and between the Seller and CPS or the Seller and Samco pursuant to which the Seller will acquire Subsequent Receivables.

         "Subsequent Receivables" means the Receivables transferred to the Issuer pursuant to Section 2.2, which shall be listed on Schedule A to the related Subsequent Transfer Agreement.

         "Subsequent Spread Account Deposit" means, with respect to each Subsequent Transfer Date, an amount equal to 3.5% of the aggregate principal balance of related Subsequent Receivables as of the related Subsequent Cutoff Date transferred to the Trust on such Subsequent Transfer Date from amounts released from the Pre-Funding Account.

         "Subsequent Transfer Agreement" means the agreement among the Issuer, the Seller and the Servicer, substantially in the form of Exhibit A.

         "Subsequent Transfer Date" means, with respect to Subsequent Receivables, any date, occurring not more frequently than once per month, during the Funding Period on which Subsequent Receivables are to be transferred to the Trust pursuant to this Agreement, and a Subsequent Transfer Agreement is executed and delivered to the Trust.

         "Target Payment Date" means the first Payment Date on which the Class A Target Amount equals or exceeds the then outstanding principal balance of the Class A Notes.

         "Total Distribution Amount" means, for each Payment Date, the sum of the following amounts with respect to the preceding Collection Period: (i) all collections on the Receivables, (ii) Net Liquidation Proceeds received during the Collection Period with respect to Liquidated Receivables; (iii) all Purchase Amounts deposited in the Collection Account during the related Collection Period; (iv) Investment Earnings for the related Payment Date; (v) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.7 of the Indenture since the preceding Payment Date by the Trustee or Controlling Party for distribution pursuant to Section 5.6 and Section 5.8 hereof,

(vi) any amount deposited into the Collection Account on such Payment Date pursuant to Section 5.2(c) hereof, and (vii) the proceeds of any purchase or sale of the assets of the Trust described in Section 11.1 hereof.

         "Trigger Event" has the meaning assigned thereto in the Spread Account Supplement.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Trust Accounts" has the meaning assigned thereto in Section 5.1.

         "Trust Agreement" means the Trust Agreement dated as of August 14, 1997 between the Seller and the Owner Trustee as amended and restated by an amended, dated as of August 19, 1997, between the Depositor and the Owner Trustee, as the same may be further amended or supplemented from time to time.

         "Trust Officer" means, (i) in the case of the Trustee, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

         "Trust Property" means the property and proceeds  conveyed  pursuant to
Section 2.1, together with certain monies paid on or after the Initial Cutoff Date, the Insurance Policies, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account, the Pre-Funding Account, the Interest Reserve Account and certain other rights under this Agreement. Although the Seller has pledged the Spread Account to the Trustee and the Note Insurer pursuant to the Master Spread Account Agreement, the Spread Account shall not under any circumstances be deemed to be a part of or otherwise includable in the Trust or the Trust Property.

         "Trust Receipt" has the meaning assigned thereto by Section 3.5.

         "Trustee" means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Trustee Fee" means the fee payable to the Trustee on each Payment Date an amount equal to one-twelfth of 0.01% of the aggregate outstanding principal amount of the Securities on the last day of the second preceding Collection Period; provided, however, that on the first Payment Date the Trustee will be entitled to receive an amount equal to the product of (i) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the first Payment Date and the denominator of which is 360, (ii) 0.01% and (iii) the aggregate outstanding principal amount of the Securities as of the Closing Date.

         "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction on the date of the Agreement.

         SECTION 1.2.  Other Definitional Provisions.

         (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture or, if not defined therein, in the Trust Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) Accounting terms used but not defined or partly defined in this Agreement, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (e) Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (f) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (g) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.


                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

         SECTION 2.1. Conveyance of Initial Receivables. In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the Certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations set forth herein):

                  (a) all right, title and interest of the Seller in and to the Initial Receivables listed in Schedule A hereto and, with respect to Initial Receivables that are Rule of 78's Receivables, all monies due or to become due thereon after the Initial Cutoff Date (including
         Scheduled Payments due after the Initial Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller or CPS on or before the Initial Cutoff Date) and, with respect to Initial Receivables that are Simple Interest Receivables, all monies received thereunder after the Initial Cutoff Date and all Net Liquidation Proceeds received with respect to such Initial Receivables on or after the Initial Cutoff Date;

                  (b) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicles;

                  (c) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

                  (d) all right, title and interest of the Seller in and to the Purchase Agreements, including a direct right to cause CPS to purchase Initial Receivables from the Trust under certain circumstances;

                  (e) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles securing Initial Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (f) the Receivable File related to each Initial Receivable;

                  (g) all amounts and property from time to time held in or credited to the Collection Account, the Pre-Funding Account, the Interest Reserve Account or the Lockbox Account; and

                  (h)  the proceeds of any and all of the foregoing.

         It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Seller to the Issuer and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 2.1 for the benefit of the Securityholders and the Note Insurer.

         SECTION 2.2.  Conveyance of Subsequent Receivables.

         (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Issuer's delivery on each related Subsequent Transfer Date to or upon the order of the Seller of the amount described in Section 5.10(a) to be delivered to the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer without recourse (subject to the obligations set forth herein):

                  (i) all right, title and interest of the Seller in and to the Subsequent Receivables listed in Schedule A to the related Subsequent Transfer Agreement and, with respect to Subsequent Receivables that are Rule of 78's Receivables, all monies due or to become due thereon after the related Subsequent Cutoff Date (including Scheduled Payments due after the related Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller or CPS on or before the related Subsequent Cutoff Date) and, with respect to Subsequent Receivables that are Simple Interest Receivables, all monies received thereunder after the related Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Receivables on or after the related Subsequent Cutoff Date;

                  (ii) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicles;

                  (iii) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

                  (iv) all right, title and interest of the Seller in and to the Subsequent Purchase Agreements, including a direct right to cause CPS to purchase Subsequent Receivables from the Trust under certain circumstances;

                  (v) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles securing Subsequent Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (vi)  the   Receivable   File   related  to  each   Subsequent
         Receivable;

                  (vii)  the proceeds of any and all of the foregoing.

         (b) The Seller shall transfer to the Issuer the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Seller shall have provided the Trustee, the Owner Trustee, the Note Insurer and the Rating Agencies with an Addition Notice not later than five days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Receivables;

                  (ii) the Seller shall have delivered to the Owner Trustee and the Trustee a duly executed Subsequent Transfer Agreement which shall include supplements to Schedule A, listing the Subsequent Receivables;

                  (iii) the Seller shall, to the extent required by Section 4.2 of this Agreement, have deposited in the Collection Account all collections in respect of the Subsequent Receivables;

                  (iv) as of each Subsequent Transfer Date, (A) the Seller shall not be insolvent and shall not become insolvent as a result of the transfer of Subsequent Receivables on such Subsequent Transfer Date,
         (B) the Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such transfer shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Seller shall not constitute unreasonably small capital to carry out its business as conducted;

                  (v)  the Funding Period shall not have terminated;

                  (vi)  after  giving  effect  to  any  transfer  of  Subsequent
         Receivables on a Subsequent Transfer Date, the Receivables then owned by the Trust shall meet the following criteria (based on the characteristics of the Initial Receivables on the Initial Cutoff Date and the Subsequent Receivables on the related Subsequent Cutoff Dates): (a) the weighted average APR of such Receivables will not be less than 1% below the weighted average APR of the Initial Receivables on the Cutoff Date, (b) the weighted average remaining term of such Receivables will be within a range of 55 to 60 months, (c) not more than 95% of the aggregate principal balance of such Receivables will represent financing of used Financed Vehicles and (d) no fewer than 45% of the Subsequent Receivables will be originated under the CPS alpha program, (e) not more than 13% of the Subsequent Receivables will be originated under the CPS delta program,
         (f) not more than 13.5% of the Subsequent Receivables will be originated under the CPS first time buyer program and (g) no fewer than 20% and no more than 40% of the Subsequent Receivables will be originated under the CPS standard program, and the Trust, the Trustee, the Owner Trustee and the Note Insurer shall have received written confirmation from a firm of certified independent public accountants as to the satisfaction of the criteria in clauses (a) through (g) above;

                  (vii) each of the  representations  and warranties made by the
         Seller pursuant to Section 3.1 with respect to the Subsequent Receivables to be transferred on such Subsequent Transfer Date shall be true and correct as of the related Subsequent Transfer Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

                  (viii) the Seller shall, at its own expense, on or prior to the Subsequent Transfer Date indicate in its computer files that the Subsequent Receivables identified in the Subsequent Transfer Agreement have been sold to the Trust pursuant to this Agreement;

                  (ix) the Seller shall have taken any action required to maintain the first priority perfected ownership interest of the Trust in the Owner Trust Estate and the first priority perfected security interest of the Trustee in the Collateral;

                  (x) no selection procedures adverse to the interests of the Securityholders or the Note Insurer shall have been utilized in selecting the Subsequent Receivables;

                  (xi) the addition of any such Subsequent Receivables shall not result in a material adverse tax consequence to the Trust or the Securityholders;

                  (xii) the Seller shall have delivered (A) to the Rating Agencies and the Note Insurer an Opinion of Counsel with respect to the transfer of such Subsequent Receivables substantially in the form of the Opinion of Counsel delivered to the Rating Agencies and the Note Insurer on the Closing Date and (B) to the Trustee the Opinion of Counsel required by Section 13.2(i)(1);

                  (xiii) each Rating Agency shall have confirmed that the rating on the Notes shall not be withdrawn or reduced as a result of the transfer of such Subsequent Receivables to the Trust;

                  (xiv) the Note Insurer (so long as no Insurer Default shall have occurred and be continuing), in its absolute and sole discretion, shall have approved the transfer of such Subsequent Receivables to the Trust and the Note Insurer shall have been reimbursed for any fees and expenses incurred by the Note Insurer in connection with the granting of such approval;

                  (xv) the Seller shall simultaneously transfer the Subsequent Spread Account Deposit to the Collateral Agent with respect to the Subsequent Receivables transferred on such Subsequent Transfer Date; and

                  (xvi) the Seller shall have delivered to the Note Insurer and the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

         The Seller covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Subsequent Receivable on the date required as specified above, the Seller will immediately repurchase such Subsequent Receivable from the Trust, at a price equal to the Purchase Amount thereof, in the manner specified in Section 4.7.

         SECTION 2.3.  Further Encumbrance of Trust Property.

         (a) Immediately upon the conveyance to the Trust by the Seller of any item of the Trust Property pursuant to Section 2.1 or 2.2, all right, title and interest of the Seller in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Business Trust Statute (as defined in the Trust Agreement).

         (b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture, the Trust shall grant a security interest in the Trust Property to secure the repayment of the Notes. The Certificates shall represent beneficial ownership interests in the Trust

Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.

         (c) Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until all amounts due in respect of the Certificates have been paid in full, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholders.

         (d) The Trustee shall, at such time as there are no Securities outstanding and all sums due to the Trustee pursuant to the Indenture and this Agreement, have been paid, release any remaining portion of the Trust Property to the Certificateholders.


                                   ARTICLE III

                                 THE RECEIVABLES

         SECTION 3.1. Representations and Warranties of Seller. The Seller makes the following representations and warranties as to the Receivables to the Note Insurer, the Issuer and to the Trustee on which the Issuer relies in acquiring the Receivables and on which the Note Insurer relies in issuing the Note Policy. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Transfer Date, in case of the Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

                  (i) Characteristics of Receivables. (A) Each Receivable (1) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto and has been purchased by CPS (or, with respect to the Samco Receivables, Samco) in connection with the sale of Financed Vehicles by the Dealers, (2) has created a valid, subsisting, and enforceable first priority perfected security interest in favor of CPS (or, with respect to the Samco Receivables, Samco) in the Financed Vehicle, which security interest has been assigned by CPS (or, with respect to the Samco Receivables, Samco) to the Seller, which in turn has assigned such security interest to the Trustee, (3) contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the collateral of the benefits of the security, (4) provides for level monthly payments that fully amortize the Amount Financed over the original term (except for the last payment, which may be different from the level payment) and yield interest at the Annual Percentage Rate, (5) has an Annual Percentage Rate of not less than 11.26%, (6) that is a Rule of 78's Receivable provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance and includes a full month's interest, in the month of prepayment, at the Annual Percentage Rate, (7) is a Rule of 78's Receivable or a Simple Interest Receivable, and (8) was originated by a Dealer and was sold by the Dealer without any fraud or misrepresentation on the part of such Dealer.

                  (B) Approximately 90.41% of the aggregate Principal Balance of the Receivables, constituting 92.53% of the number of contracts, as of the Cutoff Date, represents financing of used automobiles, light trucks, vans or minivans; the remainder of the Receivables represent financing of new automobiles, light trucks, vans or minivans; approximately 18.59% of the aggregate Principal Balance of the
         Receivables as of the Cutoff Date were originated in the State of California; approximately 48.42% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS alpha program; approximately 9.45% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS delta program; approximately 9.94% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were originated under the CPS first time buyer program; approximately 32.18% of the aggregate Principal Balance of the Receivables were originated under the CPS standard program; the remaining 0.01% of the aggregate Principal Balance of the Receivables as of the Cutoff Date were acquired by CPS from unaffiliated parties; approximately 4.04% of the aggregate Principal Balance of the Receivables are Samco Receivables; no Receivable shall have a payment that is more than 30 days overdue as of the Cutoff Date; 31.86% of the aggregate Principal Balance of the Receivables are Rule of 78's Receivables and 68.14% of the aggregate Principal Balance of the Receivables are Simple Interest Receivables; each Receivable shall have a final scheduled payment due no later than August 31, 2002; each Receivable has an original term to maturity of not more than 60 months and a weighted average original term to maturity of 57 months and a remaining term to maturity of not more than 60 months and a weighted average remaining term to maturity of

         56 months; and each Receivable was originated on or before the Cutoff Date.

                  (ii) Schedule of Receivables. The information with respect to the Receivables set forth in Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures adverse to the Noteholders have been utilized in selecting the Receivables.

                  (iii) Compliance with Law. Each Receivable, the sale of the Financed Vehicle and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time the related Receivable was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable Federal, State, and local laws, and regulations thereunder including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, the
         California Automobile Sales Finance Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                  (iv) No Government Obligor. None of the Receivables are due from the United States of America or any State or from any agency, department, or instrumentality of the United States of America or any State.

                  (v) Security Interest in Financed Vehicle. Immediately subsequent to the sale, assignment and transfer thereof to the Trust, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Trust as secured party, and such security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanics' liens which may arise after the Closing Date).

                  (vi) Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                  (vii) No Waiver. No provision of a Receivable has been waived.

                  (viii) No Amendments. No Receivable has been amended, except as such Receivable may have been amended to grant extensions which shall not have numbered more than (a) one extension of one calendar month in any calendar year or (b) three such extensions in the aggregate.

                  (ix) No Defenses. No right of rescission, setoff, counterclaim or defense exists or has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render such Receivable unenforceable in whole or in part or subject to any such right of rescission, setoff, counterclaim, or defense.

                  (x) No Liens. As of the Cutoff Date there are no liens or claims existing or which have been filed for work, labor, storage or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                  (xi) No Default; Repossession. Except for payment delinquencies continuing for a period of not more than thirty days as of the Cutoff Date, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen; and the Seller shall not waive and has not waived any of the foregoing; and no Financed Vehicle shall have been repossessed as of the Cutoff Date.

                  (xii) Insurance; Other. (A) Each Obligor has obtained insurance covering the Financed Vehicle as of the execution of the Receivable insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage, and each Receivable requires the Obligor to obtain and maintain such insurance naming CPS (or, with respect to the Samco Receivables, Samco) and its successors and assigns as an additional insured, (B) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate of insurance naming CPS (or with respect to the Samco Receivables, Samco) as policyholder (creditor) under each such insurance policy and certificate of insurance and (C) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

                  (xiii) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Trust and that the beneficial interest in and title to such Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by the Seller to any Person other than the Trust. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof, the Trust for the benefit of the Noteholders and the Note Insurer shall have good and marketable title to each such Receivable and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.

                  (xiv) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or pursuant to transfers of the Securities shall be unlawful, void, or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

                  (xv) All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Trust a first priority perfected ownership interest in the Receivables and the proceeds thereof and the other Conveyed Property have been made, taken or performed.

                  (xvi) Receivable File; One Original. CPS has delivered to the Trustee a complete Receivable File with respect to each Receivable. There is only one original executed copy of each Receivable.

                  (xvii) Chattel Paper. Each Receivable constitutes "chattel paper" under the UCC.

                  (xviii) Title Documents. (A) If the Receivable was originated in a State in which notation of a security interest on the title document of the related Financed

         Vehicle is required or permitted to perfect such security interest, the title document of the related Financed Vehicle for such Receivable shows, or if a new or replacement title document is being applied for with respect to such Financed Vehicle the title document (or, with respect to Receivables originated in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicle) will be received within 180 days and will show, CPS (or, with respect to the Samco Receivables, Samco) named as the original secured party under the related Receivable as the holder of a first priority security interest in such Financed Vehicle, and (B) if the Receivable was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show CPS (or, with respect to the Samco Receivables, Samco) named as the original secured party under the related Receivable, and in either case, the Trust has the same rights as such secured party has or would have (if such secured party were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle. With respect to each Receivable for which the title document of the related Financed Vehicle has not yet been returned from the Registrar of Titles, CPS has received written evidence from the related Dealer that such title document showing CPS (or, with respect to the Samco Receivables, Samco) as first lienholder has been applied for.

                  (xix) Valid and Binding Obligation of Obligor. Each Receivable is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and all parties to such contract had full legal capacity to execute and deliver such contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (xx) Tax Liens. As of the Cutoff Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                  (xxi) Characteristics of Obligors. As of the date of each Obligor's application for the loan from which the related Receivable arises, such Obligor (a) did not have any material past due credit obligations or any personal or real property repossessed or wages garnished within one year prior to the date of such application, unless such amounts have been repaid or discharged through bankruptcy, (b) was not the subject of any Federal, State or other bankruptcy, insolvency or similar proceeding pending on the date of application that is not discharged, (c) had not been the subject of more than one Federal, State or other bankruptcy, insolvency or similar proceeding, and (d) was domiciled in the United States.

                  (xxii) Origination Date. Each Receivable has an origination date on or after April 10, 1995.

                  (xxiii) Maturity of Receivables. Each Receivable has an original term to maturity of not less than [ ] months and not more than 60 months; the weighted average original term to maturity of the Receivables is 57 months as of the Cutoff Date; the remaining term to maturity of each Receivable was 60 months or less as of the Cutoff Date; the weighted average remaining term to maturity of the Receivables was 56 months as of the Cutoff Date.

                  (xxiv) Scheduled Payments. Each Receivable had an original principal balance of not less than $2,197 nor more than $28,752 had an outstanding principal balance as of the Cutoff Date of not less than $2,197 nor more than $28,752 and has a first Scheduled Payment due on or prior to October 11, 1997.

                  (xxv) Origination of Receivables. Based on the billing address of the Obligors and the Principal Balances as of the Cutoff Date, approximately 18.59% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in California, approximately 8.07% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in Louisiana, approximately 7.69% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in Texas, approximately 7.25% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in Pennsylvania and the remaining 58.40% of the aggregate Principal Balance of the Receivables represents Receivables that were originated in other States.

                  (xxvi) Post-Office Box. On or prior to the next billing period after the Cutoff Date, CPS will notify each Obligor to make payments with respect to its respective Receivables after the Cutoff Date directly to the Post-Office Box, and will provide each Obligor with a monthly statement in order to enable such Obligors to make payments directly to the Post-Office Box.

                  (xxvii) Location of Receivable Files. A complete Receivable File with respect to each Receivable has been or prior to the Closing Date will be delivered to the Trustee at the location listed in Schedule B.

                  (xxviii)   Casualty.   No  Financed  Vehicle  has  suffered  a
         Casualty.

                  (xxix) Principal Balance/Number of Contracts. As of the Cutoff Date, the total aggregate principal balance of the Receivables was $122,915,183. The Receivables are evidenced by 9,826 Contracts.

                  (xxx) Full Amount Advanced. The full amount of each Receivable has been advanced to each Obligor, and there are no requirements for future advances thereunder. The Obligor with respect to the Receivable does not have any option under the Receivable to borrow from any person additional funds secured by the Financed Vehicle.

         SECTION 3.2.  Repurchase upon Breach.

         (a) The Seller, the Servicer, the Note Insurer, the Trustee or (upon actual knowledge of a Responsible Officer thereof) the Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.1 (without regard to any limitations therein as to the Seller's knowledge). Unless the breach shall have been cured by the last day of the second Collection Period following the discovery thereof by the Trustee or the Note Insurer or receipt by the Trustee, the Owner Trustee and the Note Insurer of notice from the Seller or the Servicer of such breach, CPS shall repurchase any Receivable if the value of such Receivable is materially and adversely affected by the breach as of the last day of such second Collection Period (or, at CPS's option, the last day of the first Collection Period following the discovery) and, in the event that the breach relates to a characteristic of the Receivables in the aggregate, and if the interests of the Trust, the Noteholders or the Certificateholders are materially and adversely affected by such breach, unless the breach shall have been cured by the last day of such second Collection Period, CPS shall purchase such aggregate Principal Balance of Receivables, such that following such purchase such representation shall be true and correct with respect to the remainder of the Receivables in the aggregate. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in
Section 5.6. For purposes of this Section, the Purchase Amount of a Receivable which is not consistent with the warranty pursuant to Section 3.1(i)(A)(4) or
(A)(5) shall include such additional amount as shall be necessary to provide the full amount of interest as contemplated therein. The sole remedy of the Issuer, the Owner Trustee, the Trustee, the Securityholders or the Note Insurer with respect to a breach of representations and warranties pursuant to Section 3.1 shall be to enforce CPS's obligation to purchase such Receivables pursuant to the CPS Purchase Agreement; provided, however, that CPS shall indemnify the Trustee, the Owner Trustee, the Standby Servicer, the Collateral Agent, the Note Insurer, the Trust and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivables File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by the Seller and delivered to the Trustee and necessary to vest in CPS or such designee title to the Receivable including a Trustee's Certificate in the form of Exhibit F-1. If it is determined that consummation of the transactions contemplated by this Agreement and the other transaction documents referenced in this Agreement, the servicing and operation of the Trust pursuant to this Agreement and such other documents, or the ownership of a Note or Certificate by a Holder constitutes a violation of the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code") or any successor statutes of similar impact, together with the regulations thereunder, to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of the Seller's representations and warranties made pursuant to Section 3.1 if not otherwise such a breach.

         (b) Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreements including the Seller's rights under the Purchase Agreements and the delivery requirements, representations and warranties and the cure or repurchase obligations of CPS under the CPS Purchase Agreement. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of CPS under the CPS Purchase Agreement.

         SECTION 3.3.  Custody of Receivables Files.

         (a) In connection with the sale, transfer and assignment of the Receivables and the other Conveyed Property to the Trust pursuant to this Agreement the Trustee shall act as custodian of the following documents or instruments in its possession which shall be delivered to the Trustee on or before the Closing Date (with respect to each Receivable):

                  (i) The fully executed  original of the  Receivable  (together
         with  any  agreements  modifying  the  Receivable,   including  without
         limitation any extension agreements);

                  (ii) The original certificate of title in the name of CPS (or, with respect to the Samco Receivables, Samco) or such documents that CPS shall keep on file, in accordance with its customary procedures, evidencing the security interest of CPS (or, with respect to the Samco Receivables, Samco) in the Financed Vehicle or, if not yet received, a copy of the application therefor showing CPS (or, with respect to the Samco Receivables, Samco) as secured party.

         (b) Upon payment in full of any Receivable, the Servicer will notify the Trustee pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer.

         SECTION 3.4. Acceptance of Receivable Files by Trustee. The Trustee acknowledges receipt of files which the Seller has represented are the Receivable Files. The Trustee has reviewed the Receivable Files and has determined that it has received a file for each Receivable identified in Schedule A to this Agreement. The Trustee declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto and all other Trust Assets as Trustee in trust for the use and benefit of all present and future Securityholders. The Trustee agrees to review each file delivered to it no later than 45 days after the Closing Date or applicable Subsequent Transfer Date to determine whether such Receivable Files contain the documents referred to in Section 3.3(i) and (ii). If the Trustee has found or finds that a file for a Receivable has not been received, or that a file is unrelated to the Receivables identified in Schedule A to this Agreement or that any of the documents referred to in Section 3.3(i) or (ii) are not contained in a Receivable File, the Trustee shall inform CPS, the Seller, the Owner Trustee and the Note Insurer promptly, in writing, of the failure to receive a file with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Receivable File) or shall return to CPS as the Seller's designee any file unrelated to a Receivable identified in Schedule A to this Agreement (it being understood that the Trustee's obligation to review the contents of any Receivable File shall be limited as set forth in the preceding sentence). Unless such defect with respect to such Receivable File shall have been cured by the last day of the second Collection Period following discovery thereof by the Trustee, CPS shall repurchase any such Receivable as of such last day. In consideration of the purchase of the Receivable, CPS shall remit the Purchase Amount, in the manner specified in
Section 5.6. The sole remedy of the Trustee, the Trust, or the Securityholders with respect to a breach pursuant to this Section 3.4 shall be to require CPS to purchase the applicable Receivables pursuant to this Section 3.4. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Trustee shall release to CPS or its designee the related Receivable File and shall execute and deliver all reasonable instruments of transfer or assignment, without recourse, as are prepared by CPS and delivered to the Trustee and are necessary to vest in CPS or such designee title to the Receivable including a Trustee's Certificate in the form of Exhibit F-1. The Trustee shall make a list of Receivables for which an application for a certificate of title but not an original certificate of title or, with respect to Receivables originated in the State of Michigan, a "Form RD108" stamped by the Department of Motor Vehicles, is included in the Receivable File as of the date of its review of the Receivable Files and deliver a copy of such list to the Servicer, the Owner Trustee and the Note Insurer. On the date which is 180 days following the Closing Date (or applicable Subsequent Transfer Date) or the next succeeding Business Day, the Trustee shall inform CPS and the other parties to this Agreement and the Note Insurer of any Receivable for which the related Receivable File on such date does not include an original certificate of title or, with respect to Financed Vehicles in the State of Michigan, for which the related Receivable File on such date does not include a "Form RD108" stamped by the Department of Motor Vehicles, and CPS shall repurchase any such Receivable as of the last day of the current Collection Period.

         SECTION 3.5. Access to Receivable Files. The Trustee shall permit the Servicer and the Note Insurer access to the Receivable Files at all reasonable times during the Trustee's normal business hours. The Trustee shall, within two Business Days of the request of the Servicer, the Owner Trustee or the Note Insurer, execute such documents and instruments as are prepared by the Servicer, the Owner Trustee or the Note Insurer and delivered to the Trustee, as the Servicer, the Owner Trustee or the Note Insurer deems necessary to permit the Servicer, in accordance with its customary servicing procedures, to enforce the Receivable on behalf of the Trust and any related insurance policies covering the Obligor, the Receivable or Financed Vehicle so long as such execution in the Trustee's sole discretion does not conflict with this Agreement and will not cause it undue risk or liability. The Trustee shall not be obligated to release any document from any Receivable File unless it receives a trust receipt signed by a Servicing Officer in the form of Exhibit C hereto (the "Trust Receipt"). Such Trust Receipt shall obligate the Servicer to return such document(s) to the Trustee when the need therefor no longer exists unless the Receivable shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer substantially in the form of Exhibit D hereto to the effect that all amounts required to be deposited in the Collection Account with respect to such Receivable have been so deposited, the Trust Receipt shall be released by the Trustee to the Servicer.


                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

         SECTION 4.1. Duties of the Servicer. The Servicer, as agent for the Trust, the Securityholders and the Note Insurer (to the extent provided herein) shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention customary and usual for institutions which service motor vehicle retail installment contracts similar to the Receivables and, to the extent more exacting, that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Trustee, the Owner Trustee and the Note Insurer with respect to distributions. Without limiting the generality of the foregoing, and subject to the servicing standards set forth in this Agreement, the Servicer is authorized and empowered by the Trust to execute and deliver, on behalf of itself, the Trust or the Securityholders, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables and/or the certificates of title or, with respect to Financed Vehicles in the State of Michigan, other evidence of ownership with respect to such Financed Vehicles. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Trust shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Trust shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Securityholders. The Servicer shall prepare and furnish, and the Trustee and the Owner Trustee shall execute, any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.2. Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements.

         (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others; provided, however, that the Servicer shall notify each Obligor to make all payments with respect to the Receivables to the Post-Office Box. The Servicer will provide each Obligor with a monthly statement in order to notify such Obligors to make payments directly to the Post-Office Box. The Servicer shall allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable automotive receivables that it services for itself or others and in accordance with the terms of this Agreement. Except as provided below, the Servicer, for so long as CPS is the Servicer, may grant extensions on a Receivable; provided, however, that the Servicer may not grant more than one extension per calendar year with respect to a Receivable or grant an extension with respect to a Receivable for more than one calendar month or grant more than three extensions in the aggregate with respect to a Receivable without the prior written consent of the Note Insurer and provided, further, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the last day of the penultimate Collection Period preceding the Final Scheduled Payment Date, it shall promptly purchase the Receivable from the Trust in accordance with the terms of Section 4.7 hereof (and for purposes thereof, the Receivable shall be deemed to be materially and adversely affected by such breach). If the Servicer is not CPS, the Servicer may not make any extension on a Receivable without the prior written consent of the Note Insurer. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything to the contrary contained herein, the Servicer shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Receivables.

         (b) The Trustee shall establish the Lockbox Account in the name of the Trustee for the benefit of the Securityholders and the Note Insurer. Pursuant to the Lockbox Agreement, the Trustee has authorized the Servicer to direct dispositions of funds on deposit in the Lockbox Account to the Collection Account (but not to any other account), and no other Person, save the Lockbox Processor and the Trustee, has authority to direct disposition of funds on deposit in the Lockbox Account. The Trustee shall have no liability or responsibility with respect to the Lockbox Processor's directions or activities as set forth in the preceding sentence. The Lockbox Account shall be established pursuant to and maintained in accordance with the Lockbox Agreement and shall be a demand deposit account initially established and maintained with Bank of America, or at the request of the Note Insurer (unless an Insurer
Default shall have occurred and be continuing) an Eligible Account satisfying clause (i) of the definition thereof; provided, however, that the Trustee shall give the Servicer prior written notice of any change made at the request of the
Note Insurer in the location of the Lockbox Account. The Trustee shall establish and maintain the Post-Office Box at a United States Post Office Branch in the name of the Trustee for the benefit of the Securityholders and the Note Insurer.

         (c) Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Trust, the Trustee and Securityholders for servicing and administering the Receivables and the other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

         (d) In the event the Servicer shall for any reason no longer be acting as such, the Standby Servicer or a successor Servicer shall thereupon assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreement. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to the Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing) or Holders of Class A Notes evidencing more than 50% of the outstanding principal balance of the Class A Notes (if an

Insurer Default shall have occurred and be continuing) shall elect to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing) or Holders of Class A Notes evidencing more than 50% of the outstanding principal balance of the Class A Notes (if an Insurer Default shall have occurred and be continuing) to the Trustee or a successor Lockbox Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the Lockbox arrangements.

         (e) On each Business Day, pursuant to the Lockbox Agreement, the Lockbox Processor will transfer any payments from Obligors received in the Post-Office Box to the Lockbox Account. Within two Business Days of receipt of funds into the Lockbox Account, the Servicer shall cause the Lockbox Bank to transfer funds from the Lockbox Account to the Collection Account. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds no later than the Business Day following receipt directly (without deposit into any intervening account) into the Lockbox Account or the Collection Account.

         SECTION 4.3. Realization Upon Receivables. On behalf of the Trust, the Securityholders and the Note Insurer, the Servicer shall use its best efforts, consistent with the servicing procedures set forth herein, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall commence efforts to repossess or otherwise convert the ownership of a Financed Vehicle on or prior to the date that an Obligor has failed to make more than 90% of a Scheduled Payment thereon in excess of $10 for 120 days or more; provided, however, that the Servicer may elect not to commence such efforts within such time period if in its good faith judgment it determines either that it would be impracticable to do so or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, consistent with the standards of care set forth in Section 4.2, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the proceeds ultimately recoverable with respect to such Receivable by an amount greater than the amount of such expenses.

         SECTION 4.4.  Insurance.

         (a) The Servicer, in accordance with the servicing procedures and standards set forth herein, shall require that (i) each Obligor shall have obtained insurance covering the Financed Vehicle, as of the date of the execution of the Receivable, insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and each Receivable requires the Obligor to maintain such physical loss and damage insurance naming CPS (or, with respect to the Samco Receivables, Samco) and its successors and assigns as an additional insured, (ii) each Receivable that finances the cost of premiums for credit life and credit accident and health insurance is covered by an insurance policy or certificate naming CPS (or, with respect to the Samco Receivables, Samco) as policyholder (creditor) and (iii) as to each Receivable that finances the cost of an extended service contract, the respective Financed Vehicle which secures the Receivable is covered by an extended service contract.

         (b) To the extent applicable, the Servicer shall not take any action which would result in noncoverage under any of the insurance policies referred to in Section 4.4(a) which, but for the actions of the Servicer, would have been covered thereunder. The Servicer, on behalf of the Trust, shall take such reasonable action as shall be necessary to permit recovery under any of the foregoing insurance policies. Any amounts collected by the Servicer under any of the foregoing insurance policies shall be deposited in the Collection Account pursuant to Section 5.2.

         SECTION 4.5.  Maintenance of Security Interests in Vehicles.

         (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, rerecording, re-filing, re-recording, re-registering and refiling of all security agreements, financing statements and continuation statements or instruments as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect or continue the perfection of such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that CPS's designation as the secured party on the certificate of title is in its capacity as Servicer as agent of the Trust.

         (b) Upon the occurrence of an Insurance Agreement Event of Default, the
Note Insurer may (so long as an Insurer Default shall not have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken, or, if an Insurer Default shall have occurred, upon the occurrence of a Servicer Termination Event, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Trustee, which opinion shall not be an expense of the Trustee, be necessary or prudent. CPS hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Controlling Party may instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trust, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Controlling Party, be necessary or prudent; provided, however, that if the Controlling Party requests (unless an Insurer Default shall have occurred and be continuing) that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Controlling Party.

         SECTION 4.6. Additional Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing each Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the

Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Securityholders in such Receivables, nor shall the Servicer amend a Receivable, except that extensions may be granted in accordance with Section 4.2.

         SECTION 4.7. Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, the Note Insurer, the Owner Trustee or the Trustee of a breach of any of the covenants set forth in Section 4.2(a), 4.4,
4.5 or 4.6, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section 4.7. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach. In consideration of the purchase of such Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.6. The sole remedy of the Trustee, the Trust, the Owner Trustee, the Note Insurer or the Securityholders with respect to a breach of Section 4.2(a), 4.4, 4.5 or 4.6 shall be to require the Servicer to repurchase Receivables pursuant to this Section 4.7; provided, however, that the Servicer shall indemnify the Trustee, the Standby Servicer, the Collateral Agent, the Note Insurer, the Owner Trustee, the Trust and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. If it is determined that the management, administration and servicing of the Receivables and operation of the Trust pursuant to this Agreement constitutes a violation of the prohibited transaction rules of ERISA or the Code to which no statutory exception or administrative exemption applies, such violation shall not be treated as a breach of Section 4.2(a), 4.4, 4.5 or 4.6 if not otherwise such a breach.

         SECTION 4.8. Servicing Fee. (a) The Servicing Fee for the initial Payment Date shall be equal to the sum of (i) the product of (x) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the first Payment Date and the denominator of which is 360, (y) 2.00% and (z) the Pool Balance as of the close of business on the second preceding Collection Period plus (ii) the product of (x) the percentage equivalent of a fraction the numerator of which is the number days from the Closing Date to but excluding the first Payment Date and the denominator of which is 360, (y) 0.08% and (z) the aggregate outstanding principal amount of the Securities as of the close of business on the last day of the second preceding Collection Period; provided, however, that with respect to the first Payment Date the Servicer will be entitled to receive a Servicing Fee equal to the sum of (i) the product of one-twelfth times 2.0% of the Original Pool Balance plus (ii) the product of one-twelfth times 0.08% of the aggregate outstanding principal amount of the Securities as of the Closing Date. The Servicing Fee shall also include all late fees, prepayment charges including, in the case of a Rule of 78's Receivable that is prepaid in full, to the extent not required by law to be remitted to the related Obligor, the difference between the Principal Balance of such Rule of 78's Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78's", and other administrative fees or similar charges allowed by applicable law with respect to Receivables, collected (from whatever source) on the Receivables.

         SECTION 4.9. Servicer's Certificate. By 10:00 a.m., Minneapolis time, on each Determination Date, the Servicer shall deliver to the Trustee, the Owner Trustee, the Note Insurer, the Rating Agencies and the Seller a Servicer's Certificate containing all information necessary to make the distributions pursuant to Section 5.7 (including, if required, withdrawals from the Spread Account) for the Collection Period preceding the date of such Servicer's Certificate and all information necessary for the Trustee to send statements to the Securityholders and the Note Insurer pursuant to Sections 5.8(c) and 5.9(b). Receivables to be purchased by the Servicer or to be purchased by CPS shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

         SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer Termination Event.

         (a) The Servicer shall deliver to the Owner Trustee, the Trustee, the Standby Servicer, the Note Insurer and each Rating Agency, on or before July 31 of each year beginning July 31, 1998, an Officer's Certificate, dated as of March 31 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or, in the case of the first such certificate, the period from the Cutoff Date to March 31, 1998) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or, in the case of the first such certificate, such shorter period), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. The Trustee

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shall forward a copy of such  certificate  as well as the report  referred to in
Section 4.11 to each Securityholders.

         (b) The Servicer shall deliver to the Owner Trustee, the Trustee, the Standby Servicer, the Note Insurer, the Collateral Agent, and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 10.1.

         SECTION 4.11. Annual Independent Accountants' Report. The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or to the Seller, to deliver to the Trustee, the Owner Trustee, the Standby Servicer, the Note Insurer and each Rating Agency, on or before July 31 of each year beginning July 31, 1998, a report dated as of March 31 of such year (the "Accountants' Report") and reviewing the Servicer's activities during the preceding 12-month period (or, in the case of the first such report, the period from the Cutoff Date to March 31, 1998), addressed to the Board of Directors of the Servicer, to the Owner Trustee, the Trustee, the Standby Servicer and to the Note Insurer, to the effect that such firm has examined the financial statements of the Servicer and issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in the Program are applicable to the servicing obligations set forth in this Agreement; (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile and light truck installment sales contracts; and (4) except as described in the report, disclosed no exceptions or errors in the records relating to automobile and light truck loans serviced for others that, in the firm's opinion, paragraph four of the Program requires such firm to report. The accountant's report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer Certificates; (2) except as disclosed in the report, no exceptions or errors in the Servicer Certificates were found; and (3) the delinquency and loss information, relating to the Receivables contained in the Servicer Certificates were found to be accurate. In the event such firm requires the Trustee and/or the Standby Servicer to agree to the procedures performed by such firm, the Servicer shall direct the Trustee and/or the

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



Standby Servicer, as applicable, in writing to so agree; it being understood and agreed that the Trustee and/or the Standby Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Trustee nor the Standby Servicer makes any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         The Report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Owner Trustee, the Standby Servicer and the Note Insurer reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

         SECTION 4.13. Verification of Servicer's Certificate. (a) On or before the fifth calendar day of each month, the Servicer will deliver to the Trustee and the Standby Servicer a computer diskette (or other electronic transmission) in a format acceptable to the Trustee and the Standby Servicer containing information with respect to the Receivables as of the close of business on the last day of the preceding Collection Period which information is necessary for preparation of the Servicer's Certificate. The Standby Servicer shall use such computer diskette (or other electronic transmission) to verify certain information specified in Section 4.13(b) contained in the Servicer's Certificate delivered by the Servicer, and the Standby Servicer shall notify the Servicer and the Note Insurer of any discrepancies on or before the second Business Day following the Determination Date. In the event that the Standby Servicer reports any discrepancies, the Servicer and the Standby Servicer shall attempt to reconcile such discrepancies prior to the second Business Day prior to the related Payment Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Payment Date. In the event that the Standby Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Payment Date, the Servicer shall cause a firm of independent certified public accountants, at the Servicer's

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



expense, to audit the Servicer's Certificate and, prior to the fifth calendar day of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. Other than the duties specifically set forth in this Agreement, the Standby Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Standby Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Standby Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Standby Servicer.

         (b) The Standby Servicer shall review each Servicer's Certificate delivered pursuant to Section 4.13(a) and shall:

                  (i) confirm that such Servicer's Certificate is complete on its face;

                  (ii) load the computer diskette (which shall be in a format acceptable to the Standby Servicer) received from the Servicer pursuant to Section 4.13(a) hereof, confirm that such computer diskette is in a readable form and calculate and confirm the Principal Balance of each Receivable for the most recent Payment Date;

                  (iii) confirm that the Total Distribution Amount, the Principal Distributable Amount, the Class A Noteholders' Principal Distributable Amount, the Class A-1 Noteholders' Interest Distributable Amount, the Class A-2 Noteholders' Interest Distributable Amount, the Class B Noteholders' Interest Distributable Amount, the Class B Noteholders' Principal Distributable Amount, the Certificateholders' Interest Distributable Amount, the Certificateholders' Principal Distributable Amount, the Standby Fee, the Servicing Fee, the Trustee Fee, the amount on deposit in the Spread Account, and the Premium in the Servicer's Certificate are accurate based solely on the recalculation of the Servicer's Certificate; and

                  (iv) confirm the calculation of the performance tests set forth in the Spread Account Agreement.

         SECTION 4.14. Retention and Termination of Servicer. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term commencing on the Closing Date and ending on December 31, 1997, which term shall be automatically extended by the Note Insurer for successive terms of ninety (90) days each as specified in a writing delivered by the Note Insurer

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



prior to the expiration of each current term to the Servicer and the Trustee which provides that the Servicer will be automatically extended for a succeeding ninety (90) day term unless an Event of Default shall have occurred and be continuing, in which case the Note Insurer may extend the Servicer in its sole discretion (or, at the discretion of the Note Insurer exercised pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until such time as the Notes have been paid in full, all amounts due to the Certificateholders have been paid and until the Termination of the Trust. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at successive ninety (90) day intervals for so long as such instructions are in effect) (a "Servicer Extension Notice") shall be delivered by the Note Insurer to the Trustee and the Servicer. The Servicer hereby agrees that, upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the duration of the term covered by such Servicer Extension Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. If an Insurer Default has occurred and is continuing, the term of the Servicer's appointment hereunder shall be deemed to have been extended until such time, if any, as such Insurer Default has been cured unless such appointment is terminated sooner in accordance with the terms of this Agreement).

         SECTION 4.15. Fidelity Bond. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.


                                    ARTICLE V

                         TRUST ACCOUNTS; DISTRIBUTIONS;
                          STATEMENTS TO SECURITYHOLDERS

         SECTION 5.1.  Establishment of Trust Accounts.

         (a) (i) The Trustee, on behalf of the Securityholders and the Note Insurer, shall establish and maintain in its own name an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Securityholders and the Note Insurer.

         (ii) The Trustee, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the

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



benefit of the Trustee on behalf of the Noteholders and the Note Insurer. The Note Distribution Account shall initially be established with the Trustee.

         (iii) The Trustee, on behalf of the Securityholders and the Note Insurer, shall establish and maintain in its own name an Eligible Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trustee on behalf of the Securityholders and the Note Insurer.

         (b)  Funds  on  deposit  in the  Collection  Account,  the  Pre-Funding
Account, the Note Distribution Account and the Interest Reserve Account (collectively, the "Trust Accounts") shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible
Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Trustee for the benefit of the Noteholders and/or the Certificateholders and the Note Insurer, as applicable. Other than as permitted by the Rating Agencies and the Note Insurer, funds on deposit in any Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. Funds deposited in a Trust Account on the day immediately preceding a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. All Eligible investments will be held to maturity.

         (c) All investment earnings of moneys deposited in the Trust Accounts shall be deposited (or caused to be deposited) by the Trustee in the Collection Account for distribution pursuant to Section 5.7(b), and any loss resulting from such investments shall be charged to such account. The Servicer will not direct the Trustee to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment, if requested by the Trustee, the Servicer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect.

         (d) The Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trustee's negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trustee, in its commercial

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



capacity as principal obligor and not as trustee, in accordance with their terms.

         (e) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Trustee by 2:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Property are being applied as if there had not been such a declaration; then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Eligible Investments.

         (f) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all Investment Earnings on the Collection Account) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Noteholders and/or the Certificateholders, as the case may be, and the Note Insurer. If at any time any of the Trust Accounts ceases to be an Eligible Account, the Servicer with the consent of the Note Insurer shall within five Business Days establish a new Trust Account as an Eligible Account and shall transfer any cash and/or any investments to such new Trust Account. The Servicer shall promptly notify the Rating Agencies and the Owner Trustee of any change in the location of any of the aforementioned accounts. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trustee, the Servicer shall notify the Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Account.

         (i) With respect to the Trust Account Property, the Trustee agrees that:

                  (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trustee in accordance with paragraph
         (a) of the definition of "Delivery" and shall be

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



         held, pending maturity or disposition, solely by the Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Trustee;

                  (C) any Trust Account Property that is a book- entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                  (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
         (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominees) ownership of such security.

         (g) The Servicer shall have the power, revocable by the Note Insurer or, with the consent of the Note Insurer by the Trustee or by the Owner Trustee with the consent of the Trustee, to instruct the Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Trustee to carry out its respective duties hereunder.

         SECTION 5.2.  Interest Reserve Account.

         (a) The Servicer shall cause the Trustee to establish and maintain an Eligible Account (the "Interest Reserve Account") with the Trustee, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Noteholders, the Certificateholders and the Note Insurer.

         (b) On or prior to the Closing Date, the Seller shall deposit an amount equal to the Interest Reserve Account Initial Deposit into the Interest Reserve Account.

         (c) On the Determination Date for each of the September, 1997 and October, 1997 Payment Dates, to the extent that the Servicer's Certificate indicates that the funds on deposit in the Interest Reserve Account are in excess of the Requisite Reserve Amount for such Payment Date, the Trustee will withdraw such excess from the Interest Reserve Account and deposit such amount in the Collection Account for distribution pursuant to Section 5.7(b) on the related Payment Date. Any amounts remaining in the Interest Reserve Account on the Payment Date which immediately follows the end of the Funding Period after taking into account the transfer pursuant to Section 5.7(a)(i) shall be remitted by the Trustee to the Seller. Upon any such

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



distribution to the Seller, the Noteholders, the Certificateholders and the Note Insurer will have no further rights in, or claims to, such amounts.

         SECTION 5.3. Certain Reimbursements to the Servicer. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date pursuant to Section 5.7(b)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trustee and the Note Insurer as may be necessary in the opinion of the Note Insurer to verify the accuracy of such certification. In the event that the Note Insurer has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Note Insurer shall (unless an Insurer Default shall have occurred and be continuing) give the Trustee notice to such effect, following receipt of which the Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.7, or if the Servicer prior thereto has been reimbursed pursuant to Section 5.7, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Payment Date.

         SECTION 5.4. Application of Collections. All collections for each Collection Period shall be applied by the Servicer as follows:

         With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied, in the case of a Rule of 78's Receivable, first, to the Scheduled Payment of such Rule of 78's Receivable and, second, to any late fees accrued with respect to such Rule of 78's Receivable and, in the case of a Simple Interest Receivable, to interest and principal in accordance with the Simple Interest Method.

         SECTION 5.5. Withdrawals from Spread Account. (a) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Determination Date is insufficient (taking into account the application of the Total Distribution Amount to the payment required to be made on the related Payment Date pursuant to Section 5.7(b)(vi)) to make the payments required to be made on the related Payment Date pursuant to Section 5.7(b)(i), (ii), (iii), (iv), (v), (vii) or
(viii) (such deficiency being a "Deficiency Claim Amount"), then on the fourth Business Day immediately preceding the related Payment Date, the

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



Trustee shall deliver to the Collateral Agent, the Owner Trustee, the Note Insurer, and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Deficiency Claim Amount for such Payment Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trustee for deposit in the Collection Account and distribution pursuant to Sections 5.7(b)(i), (ii), (iii), (iv), (v), (vii) and/or (viii), as applicable.

         (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the fourth Business Day preceding such Payment Date. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to
Section 5.6.

         (c) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Payment Date is insufficient to make the payments to the Note Distribution Account required to be made on the related Payment Date pursuant to
Section 5.7(b)(vi) or (x) (such deficiency being a "Class B Deficiency"), then on the fourth Business Day immediately preceding the related Payment Date, the Trustee shall deliver to the Collateral Agent, the Owner Trustee and the Servicer, by hand delivery, telex or facsimile transmission, a written notice specifying the amount of the Class B Deficiency for such Payment Date. Such notice shall direct the Collateral Agent to remit to the Trustee an amount equal to such Class B Deficiency (but only to the extent that, pursuant to the Master Spread Account Agreement, funds are required to be released from the Spread Account to the Seller on the related Payment Date and are available for application on account of such Class B Deficiency) for deposit into the Collection Account and, subject to Section 5.5(e) below, distribution pursuant to Section 5.7(b)(vi) and/or Section 5.7(b)(x), as applicable, and any funds so remitted to the Trustee shall be deemed to have been released to the Seller and paid to the Trustee at the direction of the Seller.

         (d) In the event that the Servicer's Certificate with respect to any Determination Date shall state that the Total Distribution Amount with respect to such Payment Date is insufficient to make the payments to the Certificate Distribution Account required to be made on the related Payment Date pursuant to
Section 5.7(b)(vi) or (x) or pursuant to Section 5.7(b)(xii) or (xiii)(such deficiency being a "Certificate Deficiency"), then on the fourth Business Day immediately preceding the related Payment Date, the Trustee shall deliver to the Collateral Agent, the Owner Trustee and the Servicer, by hand delivery, telex or facsimile transmission, a written notice specifying the amount of the Certificate Deficiency for such Payment Date. Such notice shall direct the Collateral Agent to remit to the Trustee an amount equal to such Certificate Deficiency (but only to the extent that, pursuant to the Master Spread Account Agreement, funds are required to be released from the Spread Account to the Seller on the related Payment Date and are available for application on account of such Certificate Deficiency) for deposit into the Collection Account and, subject to Section 5.5(e) below, distribution pursuant to (A) Section 5.7(b)(vi) and/or Section 5.7(b)(x) or (B) Section 5.7(b)(xii) or (xiii), as applicable, and any funds so remitted to the Trustee shall be deemed to have been released to the Seller and paid to the Trustee at the direction of the Seller.

         (e) Notwithstanding anything to the contrary contained in (c) or (d) above, unless an Event of Default has occurred and is continuing, then amounts received by the Trustee on account of a Class B Deficiency or Certificate Deficiency shall be applied pro rata (on the basis of the Class B Deficiency and Certificate Deficiency outstanding) to pay such Class B Deficiency and
Certificate Deficiency. If an Event of Default has occurred and is continuing, then amounts received by the Trustee on account of a Class B Deficiency or Certificate Deficiency shall be applied first to pay the outstanding Class B Deficiency pursuant to Section 5.7(b)(vi) and/or (x) and second, to the extent of any remaining funds, to pay the outstanding Certificate Deficiency pursuant to Section 5.7(b)(xii) and/or (xiii).

         SECTION 5.6.  Additional Deposits.

         (a) The Servicer or CPS, as the case may be, shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit or cause to be deposited therein all amounts to be paid under Section 4.8(b) or 11.1. All such deposits shall be made, in immediately available funds, on the Business Day preceding the Determination Date. On or before the third Business Day preceding each Payment Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Collateral Agent pursuant to Section 5.5.

         SECTION 5.7.  Distributions.

         (a) On each Payment Date, the Trustee shall (based solely on the information contained in the Servicer's Certificate delivered on the related Determination Date)cause to be made the following transfers and distributions in the amounts set forth in the Servicer's Certificate for such Payment Date:

                  (i) During the Funding Period, from the Interest Reserve Account to the Collection Account, in immediately available funds, the amount withdrawn from the Interest Reserve Account pursuant to Section 5.2(c) with respect to such Payment Date; and

                  (ii) If such Payment Date is the Mandatory Redemption Date, from the Pre-Funding Account to the Collection Account, in immediately available funds, the Pre-Funded Amount after giving effect to the purchase of Subsequent Receivables, if any, on the Mandatory Redemption Date.

         (b) On each Payment Date, the Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination
Date) shall make the following distributions in the following order of priority:

                  (i) to the Servicer, from the Total Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods; provided, however, that as long as CPS is the Servicer and Norwest Bank Minnesota, National Association is the Standby Servicer, the Trustee will first pay to the Standby Servicer out of the Servicing Fee otherwise payable to CPS an amount equal to the Standby Fee;

                  (ii) in the event the Standby Servicer becomes the successor Servicer, to the Standby Servicer from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clause (i) above), to the extent not previously paid by the predecessor Servicer pursuant to the Sale and Servicing Agreement, reasonable transition expenses (up to a maximum of $50,000 for all such expenses) incurred in becoming successor Servicer;

                  (iii) to the Trustee and the Owner Trustee, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) and (ii) above), the fees payable thereto for services pursuant to the Indenture and the Trust Agreement (the "Trustee Fee") and reasonable out-of-pocket expenses thereof, (including counsel fees and expenses) and all unpaid Trustee Fees and all unpaid reasonable out-of-pocket expenses (including counsel fees and expenses) from prior Collection Periods; provided, however, that unless an Event of Default shall have occurred and be continuing, expenses payable to the Trustee and the Owner Trustee pursuant to this clause (iii) and expenses payable to the Collateral Agent pursuant to clause (iv) below shall be limited to a total of $50,000 per annum;

                  (iv) to the Collateral Agent, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through

         (iii) above), all fees and expenses payable to the Collateral Agent with respect to such Payment Date;

                  (v) to the Note Distribution Account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant Total to clauses (i) through (iv) above), the Class A Noteholders' Interest Distributable Amount for such Payment Date;

                  (vi) to the Note Distribution Account and, unless an Event of Default has occurred and is continuing, the Certificate Distribution Account, pro rata, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses
         (i) through (v) above) the Class B Noteholders' Interest Distributable Amount and, unless an Event of Default has occurred and in continuing, the Certificateholders' Interest Distributable Amount, respectively, for such Payment Date;

                  (vii) to the Note Distribution Account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (vi) above), the Class A Noteholders' Principal Distributable Amount plus, on the Mandatory Redemption Date, the Class A Note Prepayment Amount for such Payment Date;

                  (viii) to the Note Insurer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments made pursuant to clauses (i) through (vii) above), any amounts owing to the
         Note Insurer under this Agreement and the Insurance Agreement and not paid;

                  (ix) in the event any Person other than the Standby Servicer becomes the successor Servicer, to such successor Servicer, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (viii) above) to the extent not previously paid by the predecessor Servicer, reasonable transition expenses (up to a maximum of $50,000 for all such expenses) incurred in acting as successor Servicer;

                  (x) to the Note Distribution Account and, unless an Event of Default has occurred and in continuing, the Certificate Distribution Account, pro rata, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses
         (i) through (ix) above), the Class B Noteholders' Principal Distributable Amount and, unless an Event of Default has occurred and is continuing, the Certificateholders'

         Principal Distributable Amount, respectively, for such Payment Date;

                  (xi) until the Target Payment Date, to the Note Distribution Account, the remaining Total Distribution Amount, if any, for payment to the holders of the then paying Class A Notes as a payment of principal;

                  (xii) if an Event of Default shall have occurred and be continuing, to the Certificate Distribution Account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (xi) above), the Certificateholders' Interest Distributable Amount;

                  (xiii) if an Event of Default shall have occurred and be continuing, to the Certificate Distribution Account, from the Total Distribution Amount (as such Total Distribution Amount has been reduced by payments pursuant to clauses (i) through (xii) above), the Certificateholders' Principal Distributable Amount; and

                  (xiv) after the Target Payment Date, to the Collateral Agent, for deposit into the Spread Account, the remaining Total Distribution Amount, if any;

provided, however, that, (A) following an acceleration of the Notes, (B) if an Insurer Default shall have occurred and be continuing and an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv), 5.1(v) or 5.1(vi) of the Indenture shall have occurred and be continuing or (C) the receipt of Insolvency Proceeds pursuant to Section 11.1(b), the Total Distribution Amount (including any such Insolvency Proceeds) shall be paid to the Noteholders and the Certificateholders, pursuant to Section 5.6(a) of the Indenture.

         (c) In the event that the Collection Account is maintained with an institution other than the Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Section 5.7(b) on the related Payment Date.

         SECTION 5.8.  Note Distribution Account.

         (a) On each Payment Date, the Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the following amounts and in the following order of priority:

                  (i) to the Holders of the Class A Notes the Class A Interest Distributable Amount; provided that if there are not sufficient funds in the Note Distribution Account to pay the entire amount then due on each Class of Class A Notes, the amount in the Note Distribution Account shall be applied to the payment of such interest on each Class of Class A Notes pro rata on the basis of the amount of accrued and unpaid interest due on each Class of Class A Notes;

                  (ii) to the Holders of the Class B Notes, the Class B Noteholders' Interest Distributable Amount; provided that if there are not sufficient funds remaining in the Note Distribution Account to pay the entire Class B Interest Distributable Amount, the amount in the Note Distribution Account shall be applied to the payment of such interest on the Class B Notes pro rata on the basis of the amount of accrued and unpaid interest due on the Class B Notes;

                  (iii) any amounts deposited in the Note Distribution Account with respect to the Note Prepayment Amount, shall be distributed to the Class A-1 Noteholders on account of the Class A-1 Prepayment Amount and to the Class A-2 Noteholders on account of the Class A-2 Prepayment Amount, pro rata, on the basis of the Class A-1 Prepayment Amount and the Class A-2 Prepayment Amount;

                  (iv) to the Holders of the Class A-1 Notes, the Class A Noteholders' Principal Distributable Amount until the outstanding principal balance of the Class A-1 Notes is reduced to zero; and

                  (v) to the Holders of the Class A-2 Notes, the Class A Noteholders' Principal Distributable Amount (as reduced by any distribution on such Payment Date pursuant to (iv) above) until the outstanding principal balance of the Class A-2 Notes is reduced to zero; and

                  (vi) to the holders of the Class B Notes, the Class B Noteholders' Principal Distributable Amount until the outstanding principal amount of the Class B Notes is reduced to zero.

         (b) The rights of the Class B Noteholders to receive distributions in respect of the Class B Notes pursuant to Section 5.8(a)(ii) on a Payment Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Section 5.8(a)(i). The rights of the Class B Noteholders to receive distributions in respect of the Class B Notes pursuant to Section 5.8(a)(vi) on a Payment Date shall be and hereby are subordinated to the payment of the amounts distributable pursuant to Sections 5.8(a)(i) through (v). At such time as the Class A Notes are paid in full and the Note Insurer has received payment in full for all amounts owed to the Note Insurer, the Class B Noteholders shall be entitled to exercise all rights granted to the Class A Noteholders under this Agreement to the extent that the exercise of such rights does not conflict with the provisions of the Spread Account Agreement.

         (c) On each Payment Date, the Trustee shall send to each Noteholder the statement provided to the Trustee by the Servicer pursuant to Section 5.11 hereof on such Payment Date.

         (d) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If, after consultations with experienced counsel, the Trustee determines that there is a reasonable likelihood that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Trustee may in its sole discretion withhold such amounts in accordance with this clause (d). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trustee for any out-of-pocket expenses incurred.

         (e) Distributions required to be made to Noteholders on any Payment Date shall be made to each Noteholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Noteholder is the Seller, or an Affiliate thereof, or, if not, by check mailed to such Noteholder at the address of such holder appearing in the Note Register; provided, however, that, unless Definitive Notes have been issued pursuant to Section 2.12 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), distributions will be made by wire transfer in immediately available funds to the account designated by such nominee. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture.

         SECTION 5.9.  [RESERVED]

         SECTION 5.10.  Pre-Funding Account.

         (a) On the Closing Date, the Trustee will deposit, on behalf of the Seller, in the Pre-Funding Account $27,084,817 from the proceeds of the sale of the Notes and the Certificates. On each Subsequent Transfer Date, the Servicer shall instruct the Trustee to withdraw from the Pre-Funding Account (i) an amount equal to the Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in this Agreement with respect to such transfer and (ii) an amount equal to the Subsequent Spread Account Deposit on such Subsequent Transfer Date upon satisfaction of the conditions set forth in this Agreement with respect to such transfer.

         (b) If the Pre-Funded Amount has not been reduced to zero on the date on which the Funding Period ends after giving effect to any reductions in the Pre-Funded Amount on such date, the Servicer shall instruct the Trustee to withdraw from the Pre-Funding Account on the Mandatory Redemption Date the Pre-Funded Amount (exclusive of any Pre-Funding Earnings) and deposit an amount equal to the Note Prepayment Amount in the Note Distribution Account and the Certificate Prepayment Amount in the Certificate Distribution Account.

         (c) All Pre-Funding Earnings will be deposited in the Collection Account on each Payment Date and deemed to be part of the Total Distribution Amount.

         SECTION 5.11. Statements to Securityholders. On or prior to each Payment Date, the Servicer shall provide to the Trustee and the Owner Trustee (with a copy to the Note Insurer and the Rating Agencies) for the Trustee to forward to each Noteholder of record, and the Owner Trustee to distribute to the Certificateholders, a statement setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

                  (i) the amount of such distribution allocable to principal of each Class of Notes and the Certificates;

                  (ii) the amount of such distribution allocable to interest on or with respect to each Class of Notes and the Certificates;

                  (iii) the amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim on the Note Policy;

                  (iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

                  (v) the aggregate outstanding principal amount of each Class of Notes and the Certificates, the Note Pool Factor for each such Class and the Certificate Pool Factor after giving effect to payments allocated to principal reported under clause (i) above;

                  (vi) the amount of the Servicing Fee (inclusive of the Standby Fee paid to the Standby Servicer) paid to the Servicer with respect to the related Collection Period, and the amount of any unpaid Servicing Fees (inclusive of the Standby Fee) and the change in such amount from that of the prior Payment Date;

                  (vii) the Class A-1 Noteholders' Interest Carryover Shortfall, the Class A-2 Noteholders' Interest Carryover Shortfall, the Class B Noteholders' Interest Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall, the Class A Noteholders' Principal Carryover Shortfall, the Class B Noteholders' Principal Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall;

                  (viii) the number of Receivables and the aggregate gross amount scheduled to be paid thereon, including unearned finance and other charges, for which the related Obligors are delinquent in making scheduled payments between 31 and 59 days and 60 days or more;

                  (ix) the amount of the aggregate Realized Losses, if any, for the second preceding Collection Period;

                  (x) the number and the aggregate Purchase Amounts for Receivables, if any, that were repurchased in such period and summary information as to losses and delinquencies with respect to the Receivables;

                  (xi) for Payment Dates during the Funding Period (if any), the remaining Pre-Funded Amount;

                  (xii) for the final Subsequent Transfer Date, the amount of any remaining Pre-Funded Amount that has not been used to fund the purchase of Subsequent Receivables; and

                  (xiii) the cumulative amount of Realized Losses, since the Initial Cutoff Date to the last day of the related Collection Period.

Each amount set forth pursuant to paragraph (i), (ii), (iii), (vi), (vii), (x) and (xi) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or Class thereof) or Certificates, as applicable.


                                   ARTICLE VI

                                 THE NOTE POLICY

         SECTION 6.1.  Claims Under Note Policy.

         (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date pursuant to Section 5.5 hereof, the Trustee shall on the related Draw Date determine the Note Policy Claim Amount for the related Payment Date. If the Note Policy Claim Amount for such Payment Date is greater than zero, the Trustee shall furnish to the Note Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim (as defined in (b) below) in the amount of the Note Policy Claim Amount. Amounts paid by the Note Insurer pursuant to a claim submitted under this Section 6.1. shall be deposited by the Trustee into the Note Distribution Account for payment to Noteholders on the related Payment Date.

         (b) Any notice delivered by the Trustee to the Note Insurer pursuant to
Section 6.1(a) shall specify the Note Policy Claim Amount claimed under the Note Policy and shall constitute a "Notice of Claim" (as defined in the Note Policy) under the Note Policy. In accordance with the provisions of the Note Policy, the
Note Insurer is required to pay to the Trustee the Note Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of
(i) the third Business Day (as defined in the Note Policy) following receipt on a Business Day of the Notice of Claim, and (ii) the applicable Payment Date. Any payment made by the Note Insurer under the Note Policy shall be applied solely to the payment of the Notes, and for no other purpose.

         (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Noteholder any Note Policy Claim Amount from the Note Insurer and (ii) deposit the same in the Note Distribution Account for distribution to Class A Noteholders. Any and all Note Policy Claim Amounts disbursed by the Trustee from claims made under the Note Policy shall not be considered payment by the Trust or from the Series 1997-3 Spread Account with respect to such Notes, and shall not discharge the obligations of the Trust with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Note Insurer, the Trustee and the Class A Noteholders shall assign to the Note Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Note Insurer, and the Note Insurer may exercise any option, vote, right, power or the like with respect to the Class A Notes to the extent that it has made payment pursuant to the Note Policy. To evidence such subrogation, the Note Registrar (as defined in the Indenture) shall note the Note Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Note Insurer of proof of payment by the Note Insurer of any Noteholders' Interest Distributable Amount or Noteholders' Principal Distributable Amount. The foregoing subrogation shall in all cases be subject to the rights of the Class A Noteholders to receive all Scheduled Payments (as defined in the Note Policy) in respect of the Notes.

         (d) The Trustee shall keep a complete and accurate record of all funds deposited by the Note Insurer into the Note Distribution Account and the allocation of such funds to payment of interest on and principal paid in respect of any Class A Note. The Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (e) The Trustee shall be entitled to enforce on behalf of the Class A Noteholders the obligations of the Note Insurer under the Note Policy. Notwithstanding any other provision of this Agreement or any Basic Documents, the Class A Noteholders are not entitled to make any claims under the Note Policy or institute proceedings directly against the Note Insurer.

         SECTION 6.2.  Preference Claims.

         (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Scheduled Payment (as defined in the Note Policy) paid on a Class A Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Note Insurer, shall comply with the provisions of the Note Policy to obtain payment by the Note Insurer of such avoided payment, and shall, at the time it provides notice to the Note Insurer, notify Holders of the Class A Notes by mail that, in the event that any Class A Noteholder's payment is so recoverable, such Class A Noteholder will be entitled to payment pursuant to the terms of the Note Policy. The Trustee shall furnish to the Note Insurer its records evidencing the payments of principal of and interest on Class A Notes, if any, which have been made by the Trustee and subsequently recovered from Class A Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Note Policy, the Note Insurer will make such payment on behalf of the Class A Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order (as defined in the Note Policy) and not to the Trustee or any Class A Noteholder directly (unless a Class A Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Note Insurer will make such payment to the Trustee for distribution to such Class A Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer).

         (b) The Trustee shall promptly notify the Note Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Note Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Note Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.1(c), the Note Insurer shall be subrogated to, and each Noteholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

         SECTION 6.3. Surrender of Note Policy. The Trustee shall surrender the Note Policy to the Note Insurer for cancellation upon the expiration of such policy in accordance with the terms thereof.


                                   ARTICLE VII

                                   [Reserved]

                                  ARTICLE VIII

                                   THE SELLER

         SECTION 8.1. Representations of Seller. The Seller makes the following representations on which the Note Insurer shall be deemed to have relied in executing and delivering the Note Policy and on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of Initial Receivables, and as of the applicable Subsequent Transfer Date, in the case of Subsequent Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the other Conveyed Property transferred to the Trust.

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

                  (d) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e)  No  Violation.   The  consummation  of  the  transactions
         contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the Securities or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) relating to the Seller and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Securities.

                  (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

                  (h) Tax Returns. The Seller has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (i) Chief Executive Office. The chief executive office of the Seller is at 2 Ada, Irvine, California 92618.

         SECTION 8.2.  [Reserved].

         SECTION 8.3. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

         (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trust, the Note Insurer, the Standby Servicer and the Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee, the Trustee and the Note Insurer and except any taxes to which the Owner Trustee, or the Trustee may otherwise be subject to), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Notes and the Certificates) and costs and expenses in defending against the same.

         (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, the Note Insurer and the Securityholders from and against any loss, liability or expense incurred by reason of (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

         (c) The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Trustee, and the Standby Servicer and its officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

         SECTION 8.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) the Seller shall have received the written consent of the Note Insurer prior to entering into any such transaction,
(ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing,
(iii) the Seller shall have delivered to the Owner Trustee,  the Trustee and the
Note Insurer an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and (v) the Seller shall have delivered to the Owner Trustee, the Trustee and the Note Insurer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

         SECTION 8.5. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 8.6. Seller May Own Certificates or Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority or distinction as among all of the Notes or Certificates; provided, however, that any Notes owned by the Seller or any Affiliate thereof, during the time such Notes are so owned by them, shall be without voting rights for any purpose set forth in the Basic Documents and the Notes shall not be entitled to the benefits of the Note Policy. The Seller shall notify the Owner Trustee, the Trustee and the Note Insurer promptly after it or any of its Affiliates become the owner of a Certificate or a Note.


                                   ARTICLE IX

                                  THE SERVICER

         SECTION 9.1. Representations of Servicer. The Servicer makes the following representations on which the Note Insurer shall be deemed to have relied in executing and delivering the Note Policy and on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Receivables, and as of the applicable Subsequent Transfer Date, in the case of the Subsequent Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, power, authority and legal right to acquire, own and service the Receivables;

                  (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business
         (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

                  (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer's Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

                  (d) Binding Obligation. This Agreement and the Basic Documents to which the Servicer is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which to the Servicer is a party, and the fulfillment of the terms of this Agreement and the Basic Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the Basic
         Documents, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Securities or any of the Basic Documents or (D) relating to the Servicer and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Securities;

                  (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

                  (h) Taxes. The Servicer has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (i) Chief Executive Office. The Servicer hereby represents and warrants to the Trustee that the Servicer's principal place of business and chief executive office is, and for the four months preceding the date of this Agreement has been, located at: 2 Ada, Irvine, California.

         SECTION 9.2.  Liability of Servicer; Indemnities.

         (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

                  (i) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Owner Trustee, the Standby Servicer, the Note Insurer, and the Securityholders from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle;

                  (ii) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Owner Trustee, the Standby Servicer, the Note Insurer, and the Securityholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Securities) and costs and expenses in defending against the same;

                  (iii) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Owner Trustee, the Standby Servicer, the Note Insurer, their respective officers, directors, agents and employees and the Securityholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Standby Servicer, the Note Insurer or the Securityholders through the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (iv) The Servicer shall indemnify, defend, and hold harmless the Trustee, the Owner Trustee, the Standby Servicer and the Collateral Agent from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, if any, except to the extent that such cost, expense, loss, claim, damage or liability: (A) shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of the Trustee, the Owner Trustee, the Standby Servicer or Collateral Agent, as applicable or (B) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee, the Standby Servicer or the Collateral Agent.

         (b) Notwithstanding the foregoing, the Servicer shall not be obligated to defend, indemnify, and hold harmless any Securityholders for any losses, claims, damages or liabilities incurred by any Securityholders arising out of claims, complaints, actions and allegations relating to Section 406 of ERISA or
Section 4975 of the Code as a result of the purchase or holding of a Security by such Securityholder with the assets of a plan subject to such provisions of ERISA or the Code or the servicing, management and operation of the Trust.

         (c) For purposes of this Section 9.2, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to Section 9.3) as Servicer pursuant to Section 10.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 10.2. The provisions of this Section 9.2(c) shall in no way affect the survival pursuant to Section 9.2(d) of the indemnification by the Servicer provided by
Section 9.2(a).

         (d) Indemnification under this Section 9.2 shall survive the termination of this Agreement and any resignation or removal of CPS as Servicer and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer, without interest.

         SECTION  9.3.  Merger  or  Consolidation   of,  or  Assumption  of  the
Obligations of, the Servicer or Standby Servicer.

         (a) CPS shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to CPS's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of CPS contained in this Agreement and shall be acceptable to the Controlling Party, and, if an Insurer Default shall have occurred and be continuing, shall be an Eligible Servicer. Any corporation (i) into which CPS may be merged or consolidated, (ii) resulting from any merger or consolidation to which CPS shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of CPS, or (iv) succeeding to the business of CPS, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of CPS under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to CPS under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release CPS from any obligation. CPS shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Trustee, the Securityholders, the Note Insurer and each Rating Agency. Notwithstanding the foregoing, CPS shall not merge or consolidate with any other Person or permit any other Person to become a successor to CPS's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 9.1 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing, (y) CPS shall have delivered to the Owner Trustee, the Trustee, the Rating Agencies and the Note Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) CPS shall have delivered to the Owner Trustee, the Trustee, the Rating Agencies and the Note Insurer an Opinion of Counsel, stating in the opinion of such counsel, either
(A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

         (b) Any corporation (i) into which the Standby Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Standby Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Standby Servicer, or (iv) succeeding to the business of the Standby Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Standby Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Standby Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Standby Servicer from any obligation.

         SECTION 9.4. Limitation on Liability of Servicer, Standby Servicer and Others.

         Neither the Servicer, the Standby Servicer nor any of the directors or officers or employees or agents of the Servicer or Standby Servicer shall be under any liability to the Trust or the Securityholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer, the Standby Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. CPS, the Standby Servicer and any director, officer, employee or agent of CPS or the Standby Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         SECTION 9.5. Delegation of Duties. The Servicer may at any time delegate duties under this Agreement to sub-contractors who are in the business of servicing automotive receivables with the prior written consent of the Controlling Party as determined pursuant to Section 13.15 and (unless an Insurance Agreement Event of Default shall have occurred and be continuing or Norwest Bank Minnesota, National Association shall then be the Servicer) the Holders of Class B Notes evidencing more than 50% of the outstanding principal balance of the Class B Notes; provided, however, that no such delegation or sub-contracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties; and provided further, that the consent of the Holders of the requisite percentage of the outstanding principal balance of the Class B Notes shall not be unreasonably withheld or delayed and shall be deemed to have been given unless, on or before the Objection Date (as defined below), the Trustee shall have received Objection Notices (as defined below) from Holders of Class B Notes representing more than 50% of the outstanding principal balance of the Class B Notes. Upon written request of the Servicer, the Trustee shall deliver to each Class B Noteholder of record as of the most recent Record Date a notice (a "Delegation Notice") prepared by the Servicer (i) specifying the duties the Servicer proposes to delegate, (ii) identifying the sub-contractor to whom it proposes to delegate such duties and
(iii) informing such Class B Noteholder that if it wishes to object to the proposed delegation of duties, it must deliver a written notice of objection (specifying in reasonable detail the reasons for its objection; such notice of objection an "Objection Notice") on or before the date specified in such Delegation Notice (the "Objection Date"), which Objection Date shall be a date which is not more than 10 Business Days after the date the Servicer delivers such Delegation Notice to the Trustee.

         SECTION 9.6. Servicer and Standby Servicer Not to Resign. Subject to the provisions of Section 9.3, neither the Servicer nor the Standby Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Standby Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Standby Servicer, as the case may be, and the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Security Majority (if an Insurer Default shall have occurred and be continuing) does not elect to waive the obligations of the
Servicer or the Standby Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or
Standby Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trustee, the Owner Trustee and the Note Insurer (unless an Insurer Default shall have occurred and be continuing). No resignation of the Servicer shall become effective until, so long as no Insurer Default shall have occurred and be continuing, the Standby Servicer or an entity acceptable to the Note Insurer shall have assumed the responsibilities and obligations of the Servicer or, if an Insurer Default shall have occurred and be continuing, the Standby Servicer or a successor Servicer that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Standby Servicer. No resignation of the Standby Servicer shall become effective until, so long as no Insurer Default shall have occurred and be continuing, an entity acceptable to the Security Insurer shall have assumed the responsibilities and obligations of the Standby Servicer or, if an Insurer Default shall have occurred and be continuing a Person that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Standby Servicer; provided, however, that in the event a successor Standby Servicer is not appointed within 60 days after the Standby Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section 9.6, the Standby Servicer may petition a court for its removal.


                                    ARTICLE X

                                     DEFAULT

         SECTION  10.1.  Servicer   Termination  Event.  For  purposes  of  this
Agreement,  each of the  following  shall  constitute  a  "Servicer  Termination
Event":

         (a) Any failure by the Servicer to deliver to the Trustee for distribution to Securityholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trustee or the Note Insurer (unless an Insurer Default shall have occurred and be continuing) or after discovery of such failure by a Responsible officer of the Servicer;

         (b) Failure by the Servicer to deliver to the Trustee and the Note Insurer (so long as an Insurer Default shall not have occurred and be continuing), the Servicer's Certificate within five days after the date on which such Servicer's Certificate is required to be delivered, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 9.3(a);

         (c) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Securityholders (determined without regard to the availability of funds under the Policy), or of the Note Insurer (unless an Insurer Default shall have occurred and be continuing), and (ii) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by the Trustee or the Note Insurer or
(2) to the Servicer and to the Trustee and the Note Insurer by the Holders of Class A Notes evidencing not less than 25% of the outstanding principal balance of the Class A Notes or, after the Class A Notes have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Note Insurer have been paid in full, by the Holders of Class B Notes evidencing not less than 25% of the outstanding principal balance of the Class B Notes;

         (d) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (e) The consent by the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) to the appointment of a conservator, trustee, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) of or relating to substantially all of its property; or the Servicer or the Seller (or, so long as CPS is Servicer, any of the Servicer's Affiliates) or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (f) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust or the Securityholders and, within 30 days after written notice thereof shall have been given (1) to the Servicer by the Trustee or the Note Insurer or (2) to the Servicer and to the Trustee and the Note Insurer by the Holders of Class A Notes evidencing not less than 25% of the outstanding principal balance of the Class A Notes or, after the Class A Notes have been paid in full and all outstanding Reimbursement Obligations and other amounts due to the Note Insurer have been paid in full, by the Holders of Class B Notes evidencing not less than 25% of the outstanding principal balance of the Class B Notes, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

         (g) So long as an Insurer Default shall not have occurred and be continuing, the Note Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.14; or

         (h) So long as an Insurer Default shall not have occurred and be continuing, an Insurance Agreement Event of Default or under any other Insurance and Indemnity Agreement relating to any Series an Event of Default thereunder shall have occurred; or

         (i)  A claim is made under the Note Policy.

         SECTION 10.2. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Note Insurer (or, if an Insurer Default shall have occurred and be continuing either the Trustee or holders of Notes evidencing not less than 25% of the outstanding principal amount of the Notes, or, if the Notes have been paid in full, holders of Certificates evidencing not less than 25% of the outstanding principal amount of the Certificates (to the extent it has knowledge thereof), by notice given in writing to the Servicer (and to the Trustee if given by the Note Insurer or the Securityholders) or by non-extension of the term of the Servicer as referred to in Section 4.14 may terminate all of the rights and obligations of the Servicer under this Agreement. The Servicer shall be entitled to its pro rata share of the Servicing Fee for the number of days in the Collection Period prior to the effective date of its termination. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Other Conveyed

Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Standby Servicer (or such other successor Servicer appointed by the Controlling Party under Section 10.3);
provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer or a successor Servicer to service the Receivables and the Other Conveyed Property. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 10.1 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. In addition, any successor Servicer shall be entitled to payment from the immediate predecessor Servicer for reasonable transition expenses incurred in connection with acting as successor Servicer, and to the extent not so paid, such payment shall be made pursuant to Section 5.7(b) hereof. Upon receipt of notice of the occurrence of Servicer Termination Event, the Trustee shall give notice thereof to the Rating Agencies. If requested by the Controlling Party, the successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Controlling Party, at the successor Servicer's expense. The terminated Servicer shall grant the Trustee, the successor

Servicer  and  the  Controlling   Party  reasonable  access  to  the  terminated
Servicer's premises at the terminated Servicer's expense.

         SECTION 10.3.  Appointment of Successor.

         (a) On and after the time the Servicer receives a notice of termination pursuant to Section 10.2, upon non-extension of the servicing term as referred to in Section 4.14, or upon the resignation of the Servicer pursuant to Section 9.6, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of expiration and non-renewal of the term of the Servicer upon the expiration of such term, and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination of the Servicer, Norwest Bank Minnesota, National Association, as Standby Servicer, shall assume the obligations of Servicer hereunder on the date specified in such written notice (the "Assumption Date") pursuant to the Servicing Assumption Agreement or, in the event that the Note Insurer shall have determined that a Person other than the Standby Servicer shall be the successor Servicer in accordance with
Section 10.2, on the date of the execution of a written assumption agreement by such Person to serve as successor Servicer. Notwithstanding the Standby Servicer's assumption of, and its agreement to perform and observe, all duties, responsibilities and obligations of CPS as Servicer under this Agreement arising on and after the Assumption Date, the Standby Servicer shall not be deemed to have assumed or to become liable for, or otherwise have any liability for, any duties, responsibilities, obligations or liabilities of CPS or any predecessor Servicer arising on or before the Assumption Date, whether provided for by the terms of this Agreement, arising by operation of law or otherwise, including, without limitation, any liability for, any duties, responsibilities, obligations or liabilities of CPS or any predecessor Servicer arising on or before the Assumption Date under Section 4.7 or 9.2 of this Agreement, regardless of when the liability, duty, responsibility or obligation of CPS or any predecessor Servicer therefore arose, whether provided by the terms of this Agreement, arising by operation of law or otherwise. Notwithstanding the above, if the Standby Servicer shall be legally unable or unwilling to act as Servicer, and an Insurer Default shall have occurred and be continuing, the Standby Servicer, the Trustee or a Security Majority may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Standby Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 9.6, no provision of this Agreement shall be construed as relieving the Standby Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 10.2, the resignation of the Servicer pursuant to Section 9.6 or the non-extension of the servicing term of the Servicer, as referred to in Section
4.14. If upon the termination of the Servicer pursuant to Section 10.2 or the resignation of the Servicer pursuant to Section 9.6, the Controlling Party appoints a successor Servicer other than the Standby Servicer, the Standby Servicer shall not be relieved of its duties as Standby Servicer hereunder.

         (b) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder.

         SECTION 10.4. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Servicer, the Trustee shall give prompt written notice thereof to each Securityholder, the Owner Trustee and to the Rating Agencies.

         SECTION 10.5.  Waiver of Past Defaults.  Subject to the approval of the
Note Insurer, the Holders of Class A Notes evidencing more than 50% of the outstanding principal balance of the Class A Notes or, after the Class A Notes have been paid in full, the Holders of Class B Notes evidencing more than 50% of the outstanding principal balance of the Class B Notes or, after the Class B Notes have been paid in full, the Holders of Certificates evidencing more than 50% of the outstanding principal balance of the Certificates, may on behalf of all the Noteholders and Certificateholders, waive any default be the Servicer in the performance of its obligations under this Agreement and the consequences thereof (except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with the terms of this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

         SECTION 10.6. Action Upon Certain Failures of the Servicer. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in Section 10.1 which would give rise to a right of termination under such Section upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer and the Note Insurer. For all purposes of this Agreement (including, without limitation, Section 6.2(b) and this Section 10.6), the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in Section 10.1 unless notified thereof in writing by the Servicer, the Note Insurer or by a Noteholder. The Trustee shall be under no duty or obligation to investigate or inquire as to any potential failure of the Servicer specified in Section 10.1.


                                   ARTICLE XI

                                   TERMINATION

         SECTION 11.1.  Optional Purchase of All Receivables.

         (a) (i) On the last day of any Collection Period as of which the Pool Balance shall be less than or equal to 15% of the Original Pool Balance, the Servicer and the Seller each shall have the option to sell in a public auction the Owner Trust Estate, other than the Trust Accounts (with the consent of the Note Insurer, given or withheld in the Note Insurer's sole discretion, if such sale would result in a claim on the Note Policy or would result in any amount owing to the Note Insurer under the Insurance Agreement remaining unpaid); provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, premium, if any, and interest then due and payable on the Notes. The Servicer or the Seller, as the case may be, shall direct the purchaser in any such auction to deposit pursuant to Section 5.6 in the Collection Account an amount at least equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Note Insurer and the Trustee, and such purchaser shall succeed to all interests in and to the Trust.

                  (ii) On the last day of any Collection Period as of which the Pool Balance shall be less than or equal to 10% of the Original Pool Balance, the Servicer and the Seller each shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts (with the consent of the Note Insurer if such purchase would result in a claim on the Note Policy or would result in any amount owing to the Note Insurer under the

Insurance Agreement remaining unpaid); provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, premium, if any, and interest then due and payable on the Securities. To exercise such option, the Servicer or the Seller, as the case may be, shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Note Insurer and the Trustee, and shall succeed to all interests in and to the Trust.

         (b) Upon any sale of the assets of the Trust pursuant to Section 9.2 of the Trust Agreement, the Servicer shall instruct the Trustee to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account.

         (c) Notice of any termination of the Trust shall be given by the Servicer, which notice shall include, among other things, the items specified in
Section 9.1(c) of the Trust Agreement,  to the Owner Trustee,  the Trustee,  the
Note Insurer and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

         (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trustee to this Agreement.


                                   ARTICLE XII

                      ADMINISTRATIVE DUTIES OF THE SERVICER

         SECTION 12.1.  Administrative Duties.

         (a) Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including, without limitation, pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 5.1, 5.4, 7.3, 8.3,
9.2, 9.3, 11.1 and 11.15 of the Indenture.

         (b)  Duties with Respect to the Issuer.

                  (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                  (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the servicer shall be responsible for promptly notifying the Owner Trustee and the Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to an owner (as defined in the Trust Agreement) as contemplated this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trustee pursuant to such provision.

                  (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer or the Seller set forth in Section 5.1 of the Trust Agreement with respect to, among other things, accounting and reports to owners (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns.

                  (iv) The Servicer shall perform the duties of the Servicer specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

                  (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

         (c) Tax Matters. The Servicer shall prepare and file, on behalf of the Seller, all tax returns, tax elections, financial statements and such annual or other reports of the Issuer as are necessary for preparation of tax reports as provided in Article V of the Trust Agreement, including without limitation forms 1099 and 1066. All tax returns will be signed by the Seller.

         (d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article XII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (i), (ii), (iii) and (iv) below, the Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (i) the amendment of or any supplement to the Indenture;

                  (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

                  (iii) the amendment, change or modification of this Agreement or any of the Basic Documents;

                  (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

                  (v) the removal of the Trustee.

         (e) Exceptions. Notwithstanding anything to the contrary in this Agreement except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Indenture Trust Property pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

         (f) Limitation of Standby Servicer's Obligations. The Standby Servicer or any successor Servicer shall not be responsible for any obligations or duties of the servicer under Section 12.1.

         SECTION 12.2. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

         SECTION 12.3. Additional Information to be Furnished to the Issuer. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         SECTION 13.1.  Amendment.

         (a) This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee (which consent may not be unreasonably withheld), with the prior written consent of the Note Insurer (so long as no Insurer Default has occurred and is continuing) but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the Insurance Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further that if an Insurer Default has occurred and is continuing, such action shall not materially adversely affect the interests of the Note Insurer.

         This Agreement may also be amended from time to time by the parties hereto, with the consent of the Note Insurer, the consent of the Trustee, the consent of the Holders of Class A Notes evidencing not less than a majority of the outstanding principal amount of the Class A Notes, the consent of the Holders of Class B Notes evidencing not less than a majority of the outstanding principal amount of the Class B Notes and the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the outstanding principal amount of each Class of Notes or the Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates, of each Class affected thereby; provided further, that if an Insurer Default has occurred and is continuing, such action shall not materially adversely affect the interest of the Note Insurer.

         Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Securityholder and the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders or Certificateholders shall be subject to such reasonable requirements as the Trustee or the Owner Trustee, as applicable, may prescribe.

         Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 13.2(i)(1) has been delivered. The Owner Trustee, the Standby Servicer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's, the Owner Trustee's, the Standby Servicer's or the Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         (b) Notwithstanding anything to the contrary contained in Section 13.1(a) above, the provisions of the Agreement relating to (i) the Spread Account Supplement, the Spread Account, the Specified Spread Account Requisite Amount, a Trigger Event or any component definition of a Trigger Event and (ii) any additional sources of funds which may be added to the Spread Account or uses of funds on deposit in the Spread Account may be amended in any respect by the Seller, the Servicer, the Note Insurer and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) without the consent of, or notice to, the Noteholders or the Certificateholders.

         SECTION 13.2.  Protection of Title to Trust.

         (a) The Seller or Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Note Insurer, the Owner Trustee and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of section 9-402(7) of the UCC, unless it shall have given the Note Insurer, the Owner Trustee and the Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Note Insurer, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         (c) Each of the Seller and the Servicer shall have an obligation to give the Note Insurer, the Owner Trustee and the Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, a; a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

         (f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

         (g) The Servicer shall permit the Trustee, the Standby Servicer and the
Note Insurer and its agents at any time during normal business hours to inspect, audit, and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Note Insurer, the Owner Trustee or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The Servicer shall deliver to the Note Insurer, the Owner Trustee and the Trustee:

                  (i) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 13.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such counsel, in form and substance reasonably satisfactory to the Note Insurer, either
         (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

                  (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         SECTION 13.3. Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Owner Trustee, the Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller to CPS Receivables Funding Corp., 2 Ada, Irvine, California 92618, (b) in the case of the Servicer to Consumer Portfolio Services, Inc., 2 Ada, Irvine, California, Attention:
Chief Financial officer, (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (d) in the case of the Trustee or the Collateral Agent, at the Corporate Trust Office, (e) in the case of the
Note Insurer, to 350 Park Avenue, New York, New York 10022 Attention: Senior Vice President,

Surveillance (Telecopy: (212) 339-3547); (f) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (g) in the case of Standard & Poor's, to Standard & Poor's Ratings Group, 25 Broadway, 15th Floor, New York, New York 10004, Attention:
Asset Backed Surveillance Department. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register or Note Register, as applicable. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder or Noteholder shall receive such notice.

         SECTION 13.4. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided ln Sections 8.4 and 9.3 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Trustee, the Standby Servicer, the Trustee and the
Note Insurer (or if an Insurer Default shall have occurred and be continuing the Holders of Notes evidencing not less than 66% of the principal amount of the outstanding Notes and the Holders of Certificates, the aggregate Certificate Balance of which is not less than 66%.

         SECTION 13.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the parties hereto and for the benefit of the Owner Trustee and the Certificateholders (including the Seller), the Trustee and the Noteholders, as third-party beneficiaries. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise, any right of the Note Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Note Insurer in its sole and absolute discretion. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Owner Trustee. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 13.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 13.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 13.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 13.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 13.10. Assignment to Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trustee pursuant to the Indenture for the benefit of the Noteholders of ail right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Trustee.

         SECTION 13.11.  Nonpetition Covenants.

         (a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         SECTION 13.12. Limitation of Liability of Owner Trustee and Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Bankers Trust (Delaware) not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Bankers Trust (Delaware) in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Norwest Bank Minnesota, National Association, not in its individual capacity but solely as Trustee and Standby Servicer and in no event shall Norwest Bank Minnesota, National Association, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         (c) In no event shall Norwest Bank Minnesota, National Association, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

         SECTION 13.13. Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trustee and Standby Servicer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

         SECTION 13.14.  No Joint Venture.  Nothing  contained in this Agreement
(i) shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         SECTION 13.15. Insurer as Controlling Party. Each Noteholder by purchase of the Notes held by it acknowledges that the Trustee, as partial consideration of the issuance of the Note Policy, has agreed that the Note Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Note Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the holders of Class A Notes evidencing, unless otherwise specified, more than 50% of the principal balance of the Class A Notes. From and after such time as the Class A Notes have been paid in full and all outstanding amounts due to the Note Insurer have been paid in full, any provision giving the Note Insurer or the Class A Noteholders the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative and such right shall instead vest in the Trustee acting at the direction of the Holders of Class B Notes evidencing, unless otherwise specified, more than 50% of the principal balance of the Class B Notes. From and after such time as the Class A Notes and Class B Notes have been paid in full, any provision giving the Note Insurer or the Class A Noteholders the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative and such right shall instead vest in the Trustee acting at the direction of the holders of Certificates evidencing more than 50% of the principal balance of the
Certificates, unless otherwise specified. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                         CPS AUTO RECEIVABLES
                         TRUST 1997-3

                                  by
                                  BANKERS TRUST (DELAWARE),
                                  not in its individual
                                  capacity, but solely as Owner
                                  Trustee on behalf of the Trust

                                  By ___________________________
                                     Name:
                                     Title:


                         CPS RECEIVABLES CORP., as Seller

                                  By ___________________________
                                     Name:
                                     Title:


                         CONSUMER PORTFOLIO SERVICES, INC.,
                         as Servicer

                                  By ___________________________
                                     Name:
                                     Title:


                         NORWEST BANK MINNESOTA, NATIONAL
                         ASSOCIATION,

                                  not in its individual
                                  capacity, but solely as
                                  Standby Servicer and Trustee,

                                  By ___________________________
                                     Name:
                                     Title:

                                                           SCHEDULE A


                             SCHEDULE OF RECEIVABLES

                                                           EXHIBIT A


                          SUBSEQUENT TRANSFER AGREEMENT


         TRANSFER No. __ of Subsequent Receivables pursuant to a Sale and Servicing Agreement, dated as of August 1, 1997, among THE CPS AUTO RECEIVABLES TRUST 1997-3, a Delaware business trust (the "Issuer"), CPS RECEIVABLES CORP., a California corporation (the "Seller"), CONSUMER PORTFOLIO SERVICES, INC. a California corporation (the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS pursuant to the Sale and Servicing Agreement, the Seller wishes to convey the Subsequent Receivables to the Issuer; and

         WHEREAS, the Issuer is willing to accept such conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the Issuer, the Seller, the Servicer and the Trustee hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

         "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, [ ], 1997.

         "Subsequent Transfer Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, [ ], 1997.

         SECTION 2. Schedule of Receivables. Annexed hereto is a supplement to Schedule A to the Sale and Servicing Agreement listing the Receivables that constitute the Subsequent Receivables to be conveyed pursuant to this Agreement on the Subsequent Transfer Date.

         SECTION 3. Conveyance of Subsequent Receivables. In consideration of the Issuer's delivery to or upon the order of the Seller of $____________, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of the Seller in and to:

                  (a) all right, title and interest of the Seller in and to the Subsequent Receivables listed in Schedule A to this Subsequent Transfer Agreement and, with respect to Subsequent Receivables which are Rule of 78's Receivables, all monies due or to become due thereon after the Subsequent Cutoff Date (including Scheduled Payments due after the Subsequent Cutoff Date (including principal prepayments relating to such Scheduled Payments) but received by the Seller or CPS on or before the Subsequent Cutoff Date) and, with respect to Subsequent Receivables which are Simple Interest Receivables, all monies received thereunder after the Subsequent Cutoff Date and all Liquidation Proceeds and Recoveries received with respect to such Subsequent Receivables on or after the Subsequent Cutoff Date;

                  (b) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicles;

                  (c) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles or the Obligors;

                  (d) all right, title and interest of the Seller in and to the Subsequent Purchase Agreements, including a direct right to cause CPS to purchase Receivables from the Trust under certain circumstances;

                  (e) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles securing Subsequent Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (f) the Receivable File related to each Subsequent Receivable;


                  (g) the proceeds of any and all of the foregoing.

         It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Subsequent Receivables and Other Conveyed Property from the Seller to the Issuer and the beneficial interest in and title to the Subsequent Receivables and the Other Conveyed Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 3 for the benefit of the Securityholders and the Note Insurer.

         SECTION 4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Issuer as of the date of this Agreement and as of the Subsequent Transfer Date that:

                  (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Subsequent Receivables and the Other Conveyed Property transferred to the Trust.

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Subsequent Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

                  (d) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Subsequent Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e)  No  Violation.   The  consummation  of  the  transactions
         contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the Securities or any of the Basic Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) relating to the Seller and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Securities.

                  (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

                  (h) Tax Returns. The Seller has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (i) Chief Executive Office. The chief executive office of the Seller is at 2 Ada, Irvine, California 92618.

                  (j) Principal Balance. The aggregate Principal Balance of the Subsequent Receivables listed on the supplement to Schedule A annexed hereto and conveyed to the Issuer pursuant to this Agreement as of the Subsequent Cutoff Date is $____________.


         SECTION 5. Conditions Precedent. The obligation of the Issuer to acquire the Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Section 4 of this Agreement and in Section 3.1 of the Sale and Servicing Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

                  (b) Sale and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.2(b) of the Sale and Servicing Agreement shall have been satisfied.

                  (c) Additional Information. The Seller shall have delivered to the Issuer such information as was reasonably requested by the Issuer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.1 of the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section 5.

         SECTION  6.   Ratification  of  Agreement.   As  supplemented  by  this
Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

         SECTION 7. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

  IN WITNESS WHEREOF, the Issuer, the Seller and the Servicer have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of day and the year first above written.

                                    CPS AUTO RECEIVABLES
                                    TRUST 1997-3

                                             by BANKERS TRUST (DELAWARE),
                                             not in its individual
                                             capacity, but solely as Owner
                                             Trustee on behalf of the Trust

                                             by ___________________________
                                                Name:
                                                Title:


                                    CPS RECEIVABLES CORP., Seller

                                             by ___________________________
                                                Name:
                                                Title:


                                    CONSUMER PORTFOLIO SERVICES, INC.,
                                    Servicer

                                             by ___________________________
                                                Name:
                                                Title:


Acknowledged and Accepted:

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION,
not in its individual
capacity, but solely as
Trustee

by ___________________________
   Name:
   Title:

                                                           EXHIBIT B

                             SERVICER'S CERTIFICATE

                                                           EXHIBIT C

                              FORM OF TRUST RECEIPT

                                                           EXHIBIT D

                     FORM OF SERVICING OFFICER'S CERTIFICATE

                                                           EXHIBIT E

                    FORM OF MONTHLY SECURITYHOLDER STATEMENT

                                                           EXHIBIT F

                          FORM OF TRUSTEE'S CERTIFICATE

                                TABLE OF CONTENTS


                                                                          Page

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1.     Definitions................................................1
SECTION 1.2.     Other Definitional Provisions.............................28

                                   ARTICLE II

                            CONVEYANCE OF RECEIVABLES

SECTION 2.1.     Conveyance of Initial Receivables.........................29
SECTION 2.2.     Conveyance of Subsequent Receivables......................31
SECTION 2.3.     Further Encumbrance of Trust Property.....................34

                                   ARTICLE III

                                 THE RECEIVABLES

SECTION 3.1.     Representations and Warranties of Seller..................35
SECTION 3.2.     Repurchase upon Breach....................................42
SECTION 3.3.     Custody of Receivables Files..............................43
SECTION 3.4.     Acceptance of Receivable Files by Trustee.................44
SECTION 3.5.     Access to Receivable Files................................45

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 4.1.    Duties of the Servicer....................................46
SECTION 4.2.    Collection of Receivable Payments;
                   Modifications of Receivables; Lockbox
                   Agreements.............................................47
SECTION 4.3.    Realization Upon Receivables..............................49
SECTION 4.4.    Insurance.................................................50
SECTION 4.5.    Maintenance of Security Interests in
                   Vehicles...............................................50
SECTION 4.6.    Additional Covenants of Servicer..........................51
SECTION 4.7.    Purchase of Receivables Upon Breach of
                   Covenant...............................................52
SECTION 4.8.    Servicing Fee.............................................52
SECTION 4.9.    Servicer's Certificate....................................53
SECTION 4.10.   Annual Statement as to Compliance, Notice
                   of Servicer Termination Event..........................53
SECTION 4.11.   Annual Independent Accountants' Report....................54
SECTION 4.12.   Access to Certain Documentation and
                   Information Regarding Receivables......................55
SECTION 4.13.   Verification of Servicer's Certificate....................55
SECTION 4.14.   Retention and Termination of Servicer.....................56

                                TABLE OF CONTENTS
                                   (continued)

                                                                          Page

SECTION 4.15.   Fidelity Bond.............................................57

                                    ARTICLE V

                         TRUST ACCOUNTS; DISTRIBUTIONS;
                          STATEMENTS TO SECURITYHOLDERS

SECTION 5.1.    Establishment of Trust Accounts...........................57
SECTION 5.2.    Interest Reserve Account..................................60
SECTION 5.3.    Certain Reimbursements to the Servicer....................61
SECTION 5.4.    Application of Collections................................61
SECTION 5.5.    Withdrawals from Spread Account...........................61
SECTION 5.6.    Additional Deposits.......................................63
SECTION 5.7.    Distributions.............................................63
SECTION 5.8.    Note Distribution Account.................................66
SECTION 5.9.    [RESERVED]................................................69
SECTION 5.10.   Pre-Funding Account.......................................69
SECTION 5.11.   Statements to Securityholders.............................69

                                   ARTICLE VI

                                 THE NOTE POLICY

SECTION 6.1.    Claims Under Note Policy..................................71
SECTION 6.2.    Preference Claims.........................................72
SECTION 6.3.    Surrender of Note Policy..................................73

                                   ARTICLE VII

                                   [Reserved]


                                  ARTICLE VIII

                                   THE SELLER

   SECTION 8.1. Representations of Seller.................................74
                (a)    Organization and Good Standing.....................74
                (b)    Due Qualification..................................74
                (c)    Power and Authority................................74
                (d)    Valid Sale, Binding Obligations....................74
                (e)    No Violation.......................................75
                (f)    No Proceedings.....................................75
                (g)    No Consents........................................75
                (h)    Tax Returns........................................76
                (i)    Chief Executive Office.............................76
SECTION 8.2.    [Reserved]................................................76
SECTION 8.3.    Liability of Seller; Indemnities..........................76

                                TABLE OF CONTENTS
                                   (continued)

                                                                          Page

SECTION 8.4.    Merger or Consolidation of, or Assumption
                   of the Obligations of, Seller..........................77
SECTION 8.5.    Limitation on Liability of Seller and
                   Others.................................................78
SECTION 8.6.    Seller May Own Certificates or Notes......................78

                                   ARTICLE IX

                                  THE SERVICER

SECTION 9.1.    Representations of Servicer...............................78
                (a)    Organization and Good Standing.....................78
                (b)    Due Qualification..................................79
                (c)    Power and Authority................................79
                (d)    Binding Obligation.................................79
                (e)    No Violation.......................................79
                (f)    No Proceedings.....................................80
                (g)    No Consents........................................80
                (h)    Taxes..............................................80
                (i)    Chief Executive Office.............................80
SECTION 9.2.    Liability of Servicer; Indemnities........................80
SECTION 9.3.    Merger or Consolidation of, or Assumption
                   of the Obligations of, the Servicer or
                   Standby Servicer.......................................82
SECTION 9.4.    Limitation on Liability of Servicer,
                   Standby Servicer and Others............................83
SECTION 9.5.    Delegation of Duties......................................84
SECTION 9.6.    Servicer and Standby Servicer Not to Resign...............84

                                    ARTICLE X

                                     DEFAULT

SECTION 10.1.   Servicer Termination Event................................85
SECTION 10.2.   Consequences of a Servicer Termination
                   Event..................................................87
SECTION 10.3.   Appointment of Successor..................................89
SECTION 10.4.   Notification to Noteholders and
                   Certificateholders.....................................90
SECTION 10.5.   Waiver of Past Defaults...................................90
SECTION 10.6.   Action Upon Certain Failures of the
                   Servicer...............................................91

                                TABLE OF CONTENTS
                                   (continued)

                                                                          Page

                                   ARTICLE XI

                                   TERMINATION

SECTION 11.1.   Optional Purchase of All Receivables......................91

                                   ARTICLE XII

                      ADMINISTRATIVE DUTIES OF THE SERVICER

SECTION 12.1.   Administrative Duties.....................................92
                (a)    Duties with Respect to the Indenture...............92
                (b)    Duties with Respect to the Issuer..................93
                (c)    Tax Matters........................................94
                (d)    Non-Ministerial Matters............................94
                (e)    Exceptions.........................................95
                (f)    Limitation of Standby Servicer's
                          Obligations.....................................95
SECTION 12.2.   Records...................................................95
SECTION 12.3.   Additional Information to be Furnished to
                   the Issuer.............................................95

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

SECTION 13.1.   Amendment.................................................95
SECTION 13.2.   Protection of Title to Trust..............................97
SECTION 13.3.   Notices...................................................99
SECTION 13.4.   Assignment...............................................100
SECTION 13.5.   Limitations on Rights of Others..........................100
SECTION 13.6.   Severability.............................................101
SECTION 13.7.   Separate Counterparts....................................101
SECTION 13.8.   Headings.................................................101
SECTION 13.9.   Governing Law............................................101
SECTION 13.10.  Assignment to Trustee....................................101
SECTION 13.11.  Nonpetition Covenants....................................101
SECTION 13.12.  Limitation of Liability of Owner Trustee
                   and Trustee...........................................102
SECTION 13.13.  Independence of the Servicer.............................102
SECTION 13.14.  No Joint Venture.........................................103
SECTION 13.15.  Insurer as Controlling Party.............................103

                                TABLE OF CONTENTS
                                   (continued)

                                                                         Page


SCHEDULES

Schedule A    -    Schedule of Receivables


EXHIBITS

Exhibit A     -    Form of Subsequent Transfer Agreement
Exhibit B     -    Form of Servicer's Certificate
Exhibit C     -    Form of Trust Receipt
Exhibit D     -    Form of Servicing Officer's Certificate
Exhibit E     -    Form of Monthly Securityholder Statement
Exhibit F     -    Form of Trustee's Certificate